                                                                    Exhibit 10.1

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                                     FORM OF
                               SALE AND SERVICING
                                    AGREEMENT

                                      among

                       [________________________________],

                                       as

                                     Issuer

                             BAS SECURITIZATION LLC

                                       as

                                     Seller

                       [________________________________],

                                   as Servicer

                                       and

                       [________________________________],

                              as Indenture Trustee

                        Dated as of __________ [ ], 200_

   SECTION 3.2    Representations and Warranties as to the Receivables

   SECTION 4.11   Assessments of Servicing Compliance; Registered Public
                  Accounting Firm Attestation Reports ......................  15

   SECTION 4.12   Access to Certain Documentation and Information Regarding

                                       -i-

                                  (continued)

                                                                            PAGE

ARTICLE V.  DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO

   SECTION 6.4    Merger or Consolidation of Seller; Assumption of the

   SECTION 7.3    Merger or Consolidation of Servicer; Assumption of

                                      -ii-

                                  (continued)

   SECTION 9.1    Optional Purchase of All Receivables;

   SECTION 10.2   Additional Representations and Warranties of the

   SECTION 11.12  Limitation of Liability of Owner Trustee and

   SECTION 11.16  Regulation AB Compliance; Intent of Parties;
                  Reasonableness............................................  47

                                      -iii-

SCHEDULES

Schedule A  -- Schedule of Receivables

Schedule B  -- Location of Receivables Files

EXHIBITS

Exhibit A   -- Form of Servicer's Report

Exhibit B   -- Form of Monthly Certificateholder Statement

Exhibit C   -- Form of Monthly Noteholder Statement

Exhibit D   -- Form of Servicer's Certification

Exhibit E   -- Form of Indenture Trustee's Certification

Exhibit F   -- Servicing Criteria

Exhibit G-1 -- Additional Form 10-D Information

Exhibit G-2 -- Additional Form 10-K Information

Exhibit G-3 -- Form 8-K Information

APPENDIX

Appendix X -- Definitions

      SALE AND SERVICING AGREEMENT dated as of __________ [ ], 200[ ] (this
"Agreement") among [ ] AUTO RECEIVABLES TRUST [ ] - [ ], a Delaware business trust ("Issuer"), BAS SECURITIZATION LLC, a Delaware limited liability company
(in its capacity as seller, "Seller"), [ ], a [ ] (in its capacity as servicer,
"Servicer") and [_______________], a [__________________] (in its capacity as indenture trustee, "Indenture Trustee").

      WHEREAS, Issuer desires to purchase from Seller a portfolio of receivables arising in connection with Motor Vehicle Loans purchased or originated by the
Seller Affiliates and sold to Seller under the Purchase Agreements;

      WHEREAS, Seller is willing to sell such receivables to Issuer; and

      WHEREAS, Servicer is willing to service such receivables.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS.

      SECTION 1.1 Definitions. Capitalized terms are used in this Agreement as defined in Appendix X to this Agreement.

      SECTION 1.2 Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof,"
"herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles,
Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any
Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means
"including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g)
references to any Person include that Person's successors and assigns; and (h)
headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

      SECTION 1.3 Fiscal Year. The fiscal year of the Issuer will be the calendar year.

                                  ARTICLE II.

                           CONVEYANCE OF RECEIVABLES.

      SECTION 2.1 Conveyance of Receivables. In consideration of Issuer's delivery to, or upon the order of, Seller of Notes and Certificates, in aggregate principal amounts equal to the initial principal amounts of the Notes and the initial Certificate Balance, respectively, Seller does hereby sell, transfer, assign, set over and otherwise convey to Issuer, without recourse, subject to the obligations herein (collectively, the "Trust Property"):

      (a)   all right, title and interest of Seller in and to the Receivables, and all moneys received thereon after the Cutoff Date;

      (b)   all right, title and interest of Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Seller in the Financed Vehicles and any other property that shall secure the Receivables;

      (c)   the interest of Seller in any proceeds with respect to the
Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender's single interest insurance policy naming any Seller Affiliate as an insured;

      (d)   all rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Receivables, in each case, to the extent the Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related
Receivable;

      (e)   the interest of Seller in any proceeds from (i) any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, (ii) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Motor Vehicle Loan or (iii) any Dealer Recourse or other rights relating to the Receivables under Dealer Agreements;

      (f)   all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and the Trust Accounts, and in all
investments and proceeds thereof (but excluding all investment income thereon);

      (g)   all right, title and interest of Seller under each Purchase
Agreement, including the right of Seller to cause the Transferor to repurchase
Receivables from Seller;

      (h)   all right, title and interest of Seller in any instrument or document relating to the Receivables; and

      (i)   the proceeds of any and all of the foregoing.

      The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Issuer of any obligation of the Transferor to the Obligors, the Dealers or any other
Person in connection with the Receivables

                                        2

and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

                                  ARTICLE III.

                                THE RECEIVABLES.

      SECTION 3.1 Representations and Warranties as to Each Receivable. Seller
hereby makes the following representations and warranties as to each Receivable conveyed by it to Issuer hereunder on which Issuer shall rely in acquiring the
Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture
Trustee pursuant to the Indenture.

      (a)   Characteristics of Receivables. The Receivable has been fully and properly executed by the parties thereto and (i) is a Direct Loan made by an
Originator or has been originated by a Dealer in the ordinary course of such
Dealer's business and has been purchased by an Originator, in either case, in the ordinary course of such Originator's business and in accordance with such
Originator's underwriting standards to finance the retail sale by a Dealer of the related Financed Vehicle or has otherwise been acquired by the Transferor,
(ii) the Originator of which has underwriting standards that require physical damage insurance to be maintained on the related Financed Vehicle, (iii) is secured by a valid, subsisting, binding and enforceable first priority security interest in favor of the Transferor in the Financed Vehicle (subject to administrative delays and clerical errors on the part of the applicable government agency and to any statutory or other lien arising by operation of law after the Closing Date which is prior to such security interest), which security interest is assignable together with such Receivable, and has been so assigned to Seller, and subsequently assigned by Seller to Issuer, (iv) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (v) provided, at origination, for level monthly payments (provided, that the amount of the last payment may be different), which fully amortize the Initial Principal Balance over the original term, (vi)
provides for interest at the Contract Rate specified in the Schedule of
Receivables, (vii) was originated in the United States and (viii) constitutes
"chattel paper" as defined in the UCC.

      (b)   Individual Characteristics. The Receivables have the following individual characteristics as of the Cutoff Date: (i) each Receivable is secured by a Motor Vehicle; (ii) each Receivable has a Contract Rate of at least ____%
and not more than ____%; (iii) each Receivable had a remaining term, as of the
Cutoff Date, of not less than ______ and not more than ______; (iv) each
Receivable had an Initial Principal Balance of not less than _______ and not more than _________; (v) no Receivable was more than 30 days past due as of the
Cutoff Date; (vi) no Financed Vehicle had been repossessed as of the Cutoff
Date; (vii) no Receivable is subject to a force placed Physical Damage Insurance
Policy on the related Financed Vehicle; [(viii) each Receivable is a Simple
Interest Receivable;] and (xi) the Dealer of the Financed Vehicle has no
participation in, or other right to receive, any proceeds of the Receivable. The
Receivables were selected using selection procedures that were not intended by the Transferor or Seller to be adverse to the Holders.

                                        3

      (c)   Schedule of Receivables. The information with respect to each
Receivable set forth in the Schedule of Receivables, including (without limitation) the account number of the Obligor, the Initial Principal Balance, and the Contract Rate, was true and correct in all material respects as of the close of business on the Cutoff Date.

      (d)   Compliance with Law. The Receivable complied at the time it was originated or made, and will comply as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the
Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit
Billing Act, the Fair Credit Reporting Act, the Federal Trade Commission Act,
the Magnuson-Moss Warranty Act, the Fair Debt Collection Practices Act, Federal
Reserve Board Regulations B and Z and any other consumer credit, consumer protection, equal opportunity and disclosure laws.

      (e)   Binding Obligation. The Receivable constitutes the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable in all material respects by the holder thereof in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally, and the
Receivable is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury.

      (f)   Lien in Force. Neither Seller nor the Transferor has taken any action which would have the effect of releasing the related Financed Vehicle from the Lien granted by the Receivable in whole or in part.

      (g)   No Amendment or Waiver. No material provision of the Receivable has been amended, waived, altered or modified in any respect, except such waivers as would be permitted under this Agreement, and no amendment, waiver, alteration or modification causes such Receivable not to conform to the other representations or warranties contained in this Section 3.1.

      (h)   No Liens. Neither Seller nor the Transferor has received notice of any Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes, relating to the Financed Vehicle securing the Receivable, that are or may be prior to or equal to the Lien granted by the Receivable.

      (i)   No Default. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cutoff Date, to the knowledge of Seller, no default, breach, violation or event permitting acceleration under the terms of the Receivable exists and no continuing condition that, with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable has arisen.

      (j)   Insurance. The Receivable requires the Obligor to insure the
Financed Vehicle under a Physical Damage Insurance Policy, pay the premiums for such insurance and keep such insurance in full force and effect.

      (k)   Good Title. No Receivable has been sold, transferred, assigned, or pledged by Seller to any Person other than Issuer. Immediately prior to the transfer and assignment herein

                                        4

contemplated, Seller had good and marketable title to the Receivable free and clear of any Lien and had full right and power to transfer and assign the
Receivable to Issuer and, immediately upon the transfer and assignment of the
Receivable to Issuer, Issuer shall have good and marketable title to the
Receivable, free and clear of any Lien; and Issuer's interest in the Receivable resulting from the transfer has been perfected under the UCC.

      (l)   Obligations. The Transferor has duly fulfilled all material obligations on its part to be fulfilled under, or in connection with, the
Receivable.

      (m)   Possession. There is only one original executed Receivable, and immediately prior to the Closing Date, the Transferor will have possession of such original executed Receivable.

      (n)   No Government Obligor. The Obligor on the Receivable is not the
United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United
States of America or any state thereof or any local government.

      (o)   Marking Records. By the Closing Date, Seller shall have caused the portions of Seller's and the Transferor's electronic master record of Motor
Vehicle Loans relating to the Receivables to be clearly and unambiguously marked to show that the Receivable is owned by Issuer in accordance with the terms of this Agreement.

      (p)   No Assignment. As of the Closing Date, Seller shall not have taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies or Dealer
Agreements, or payments due under the Receivable, that is senior to, or equal with, that of Issuer.

      (q)   Lawful Assignment. The Receivable has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer or assignment of such Receivable hereunder or pursuant to transfers of the Notes or
Certificates are unlawful, void or voidable. Neither Seller nor the Transferor has entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

      (r)   Dealer Agreements. A Dealer Agreement for each Receivable is in effect whereby the Dealer warrants title to the Motor Vehicle and indemnifies the Transferor that is a party to said Dealer Agreement against the unenforceability of each Receivable sold thereunder and the rights of the
Transferor thereunder, with regard to the Receivable sold hereunder, have been validly assigned to and are enforceable against the Dealer by the Seller and then to and by the Issuer, along with any Dealer Recourse.

      (s)   Composition of Receivable. No Receivable has a Principal Balance
which includes capitalized interest or late charges.

      (t)   Database File. The information included with respect to each
Receivable in the database file delivered pursuant to Section 4.9(b) is accurate and complete in all material respects.

                                        5

      SECTION 3.2 Representations and Warranties as to the Receivables in the
Aggregate. Seller hereby makes the following representations and warranties as to the Receivables conveyed by it to Issuer hereunder on which Issuer shall rely in acquiring the Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to
Indenture Trustee pursuant to the Indenture.

      (a)   Amounts. The Original Pool Balance was $[_______________].

      (b)   Aggregate Characteristics. The Receivables had the following characteristics in the aggregate as of the Cutoff Date: (i) approximately
[____]% of the Original Pool Balance was attributable to loans for purchases of new Financed Vehicles, and approximately [____]% of the Original Pool Balance was attributable to loans for purchases of used Financed Vehicles; (ii)
approximately [____]% of the Original Pool Balance was attributable to
Receivables the mailing addresses of the Obligors with respect to which are located in the State of [________] and [____]% of the Original Pool Balance was
attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of [_____], [____]% in the State of [_______],
[____]% in the State of [______], and [____]% in the State of [______], and no
other state accounts for more than [____]% of the Original Pool Balance; (iii)
the weighted average Contract Rate of the Receivables was [_____]%; (iv) there are [_____] Receivables being conveyed by Seller to Issuer; (v) the average
Cutoff Date Principal Balance of the Receivables was $[______]; and (vi) the
weighted average original term and weighted average remaining term of the
Receivables were [_____] months and [_____] months, respectively.

      SECTION 3.3 Repurchase upon Breach. Seller, Servicer, Indenture Trustee or
Owner Trustee, as the case may be, shall inform the other parties to this
Agreement promptly, in writing, upon the discovery (or, with respect to the
Indenture Trustee or Owner Trustee, upon actual knowledge of a Responsible
Officer) of any breach or failure to be true of the representations or warranties made by Seller in Section 3.1, provided that the failure to give such notice shall not affect any obligation of Seller. If the breach or failure shall not have been cured by the last day of the Collection Period which includes the
60th day (or if Seller elects, the 30th day) after the date on which Seller becomes aware of, or receives written notice from Owner Trustee, Indenture
Trustee or Servicer of, such breach or failure, and such breach or failure materially and adversely affects the interests of Issuer and the Holders in any
Receivable, Seller shall purchase each such affected Receivable from Issuer as of such last day of such Collection Period at a purchase price equal to the
Purchase Amount for such Receivable as of such last day of such Collection
Period. Notwithstanding the foregoing, any such breach or failure with respect to the representations and warranties contained in Section 3.1 will not be deemed to have such a material and adverse effect with respect to a Receivable if the facts resulting in such breach or failure do not affect the ability of
Issuer to receive and retain payment in full on such Receivable. In consideration of the purchase of a Receivable hereunder, Seller shall remit the
Purchase Amount of such Receivable, no later than the close of business on the next Deposit Date, in the manner specified in Section 5.4. The sole remedy of
Issuer, the Owner Trustee, the Indenture Trustee or the Holders with respect to a breach or failure to be true of the representations or warranties made by
Seller pursuant to Section 3.1 shall be to require Seller to purchase
Receivables pursuant to this Section 3.3.

                                        6

      SECTION 3.4 Custodian of Receivable Files. (a) Custody. To assure uniform quality in servicing the Receivables and to reduce administrative costs, Issuer, upon the execution and delivery of this Agreement, revocably appoints Custodian, as agent, and Custodian accepts such appointment, to act as agent on behalf of
Issuer to maintain custody of the following documents or instruments, which are hereby constructively delivered to Issuer with respect to each Receivable
(collectively, a "Receivable File"):

            (i)   the fully executed original of the Receivable;

            (ii)  any documents customarily delivered to or held by Servicer evidencing the existence of any Physical Damage Insurance
                  Policies;

            (iii) the original credit application, fully executed by the
                  Obligor;

            (iv)  the original certificate of title, or such other documents as the Transferor, as appropriate, keeps on file, in accordance with its customary procedures, evidencing the security
                  interest of the Transferor in the Financed Vehicle;

            (v)   originals or true copies of all documents, instruments or
                  writings relating to extensions, amendments or waivers of the
                  Receivable; and

            (vi)  any and all other documents or electronic records that the
                  Transferor or Servicer, as the case may be, keeps on file, in accordance with its customary procedures, relating to the
                  Receivable, any Insurance Policies, the Obligor or the
                  Financed Vehicle.

      (b)   Safekeeping. Servicer, in its capacity as Custodian, shall hold the
Receivable Files as agent on behalf of Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable as shall enable Servicer and Issuer to comply with the terms and provisions of this
Agreement applicable to them. In performing its duties as Custodian hereunder,
Custodian shall act with reasonable care, exercising the degree of skill, attention and care that Custodian exercises with respect to receivable files relating to other similar motor vehicle loans owned and/or serviced by Custodian and that is consistent with industry standards. In accordance with its customary practice with respect to its retail installment sale contracts, Custodian shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, and shall maintain the Receivable Files in such a manner as shall enable Owner Trustee to verify, if Owner Trustee so elects, the accuracy of the record keeping of Custodian. Custodian shall promptly report to Owner Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided, and promptly take appropriate action to remedy any such failure. Custodian hereby acknowledges receipt of the
Receivable File for each Receivable listed on the Schedule of Receivables.
Nothing herein shall be deemed to require Issuer, Owner Trustee or Indenture
Trustee to verify the accuracy of the record keeping of the Custodian.

      (c)   Maintenance of and Access to Records. Custodian shall maintain each
Receivable File at the location specified in Schedule B to this Agreement, or at such other office of Custodian within the United States (or, in the case of any successor Custodian, within the

                                        7

State in which its principal place of business is located) as shall be specified to Issuer by 30 days' prior written notice. At the reasonable direction of the
Owner Trustee or Indenture Trustee, Custodian shall make available to Owner
Trustee, Indenture Trustee and their respective agents (or, when requested in writing by Owner Trustee or Indenture Trustee, their respective attorneys or auditors) the Receivable Files and the related accounts, records and computer systems maintained by Custodian at such times during the normal business hours of Custodian for purposes of inspecting, auditing or making copies of abstracts of the same.

      (d)   Release of Documents. Upon written instructions from Indenture
Trustee (or, if no Notes are then Outstanding, Owner Trustee), Custodian shall release any document in the Receivable Files to Indenture Trustee or Owner
Trustee or its respective agent or designee, as the case may be, at such place or places as Indenture Trustee or Owner Trustee may designate, as soon thereafter as is practicable. Any document so released shall be handled by
Indenture Trustee or Owner Trustee with due care and returned to Custodian for safekeeping as soon as Indenture Trustee or Owner Trustee or its respective agent or designee, as the case may be, shall have no further need therefor.

      (e)   Title to Receivables. Custodian agrees that, in respect of any
Receivable File held by Custodian hereunder, Custodian will not at any time have or in any way attempt to assert any interest in such Receivable File or the related Receivable, other than solely for the purpose of collecting or enforcing the Receivable for the benefit of Issuer and that the entire equitable interest in such Receivable and the related Receivable File shall at all times be vested in Issuer.

      (f)   Instructions; Authority to Act. Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an Authorized Officer of Indenture
Trustee or Owner Trustee, as applicable. A certified copy of excerpts of certain resolutions of the Board of Directors of Indenture Trustee or Owner Trustee, as
applicable, shall constitute conclusive evidence of the authority of any such
Authorized Officer to act and shall be considered in full force and effect until receipt by Custodian of written notice to the contrary given by Indenture
Trustee or Owner Trustee, as applicable.

      (g)   Custodian's Indemnification. Custodian shall indemnify and hold harmless Issuer, Owner Trustee and Indenture Trustee, and each of their respective officers, directors, employees and agents and the Holders from and against any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including legal fees if any) of any kind whatsoever that may be imposed on, incurred or asserted against Issuer, Owner Trustee,
Indenture Trustee or the Holders as the result of any act or omission of
Custodian relating to the maintenance and custody of the Receivable Files;
provided that Custodian shall not be liable hereunder to the Owner Trustee or
Indenture Trustee to the extent that such liabilities, obligations, losses, compensatory damages, payments, costs or expenses result from the willful misfeasance, bad faith or negligence of Owner Trustee or Indenture Trustee, as the case may be. Indemnification under this subsection (g) shall survive termination of this Agreement and the resignation or removal of Owner Trustee or
Indenture Trustee, as the case may be. If Custodian shall have made any indemnity payments to Owner Trustee or Indenture Trustee pursuant to this
Section 3.3(g) and Owner Trustee or Indenture Trustee thereafter shall collect any of such amounts from Persons other than Custodian, Owner Trustee or
Indenture Trustee, as the case

                                        8

may be, shall, as soon as practicable following such receipt thereof, repay such amounts to Custodian, without interest.

      (h)   Effective Period and Termination. Servicer's appointment as
Custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this subsection (h). If
Servicer shall resign as Servicer in accordance with Section 7.5 or if all of the rights and obligations of Servicer shall have been terminated under Section
8.1, the appointment of Servicer as Custodian hereunder may be terminated by the
Owner Trustee or Indenture Trustee or by the Holders of Notes evidencing [not less than 50%] of the aggregate Outstanding Amount of the Notes (or, if no Notes are then Outstanding, the Holders of Certificates representing [not less than
50%] of the Certificate Balance), in each case in the same manner as Owner
Trustee or Indenture Trustee or such Holders may terminate the rights and obligations of Servicer under Section 8.1. The Indenture Trustee, at the direction of Holders of Notes evidencing [not less than 50%] of the aggregate
Outstanding Amount of the Notes, or, if no Notes are then Outstanding, the Owner
Trustee at the direction of Holders of Certificates evidencing [not less than
50%] of the Certificate Balance, may terminate Servicer's appointment as
Custodian hereunder at any time with cause, or with 30 days' prior written notice without cause. As soon as practicable after any termination of such appointment Servicer shall deliver, or cause to be delivered, the Receivable
Files to Indenture Trustee or Owner Trustee, as applicable, or its respective agent or designee at such place or places as Indenture Trustee or Owner Trustee, as applicable, may reasonably designate. Notwithstanding any termination of
Servicer as Custodian hereunder (other than in connection with a termination resulting from the termination of Servicer, as such, pursuant to Section 8.1), from and after the date of such termination, and for so long as Servicer is acting as such pursuant to this Agreement, Indenture Trustee shall provide, or cause the successor Custodian to provide, access to the Receivable Files to
Servicer, at such times as Servicer shall reasonably request, for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables hereunder.

      (i)   Delegation. Custodian may, at any time without notice or consent, delegate any or all of its duties under the Basic Documents to the Transferor;
provided that no such delegation shall relieve Custodian of its responsibility with respect to such duties and Custodian shall remain obligated and liable to
Issuer and the Holders for its duties hereunder as if Custodian alone were performing such duties.

                                   ARTICLE IV.

                  ADMINISTRATION AND SERVICING OF RECEIVABLES.

      SECTION 4.1 Duties of Servicer. (a) Servicer is hereby authorized to act as agent for Issuer and in such capacity shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables), and perform the other actions required by Servicer under this Agreement, with reasonable care. Without limiting the standard set forth in the preceding sentence, Servicer shall use a degree of skill, attention and care that is not less than Servicer exercises with respect to comparable Motor Vehicle Loans that it services for itself or others and that is consistent with prudent industry standards. Servicer's duties shall include the collection and posting of all payments, responding to inquiries by Obligors on the Receivables, or by federal, state or local governmental authorities, investigating delinquencies, sending

                                        9

payment coupons or monthly invoices to Obligors, reporting required tax information to Obligors, accounting for Collections, monitoring the status of
Physical Damage Insurance Policies with respect to the Financed Vehicles as provided in Section 4.4(a), furnishing monthly and annual statements to Owner
Trustee and Indenture Trustee with respect to distributions, providing collection and repossession services in the event of Obligor default and performing the other duties specified herein.

      In accordance with its customary servicing procedures, Servicer shall also administer and enforce all rights and responsibilities of the holder of the
Receivables provided for in the Physical Damage Insurance Policies as provided in Section 4.4 and the Dealer Agreements. Without limiting the generality of the foregoing, Servicer is hereby authorized and empowered by Issuer to execute and deliver, on behalf of itself, Indenture Trustee, Issuer, Owner Trustee and the
Holders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles, all in accordance with this
Agreement; provided that notwithstanding the foregoing, Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an
Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in connection with a de minimis deficiency which Servicer would not attempt to collect in accordance with its customary procedures. If Servicer shall commence a legal proceeding to enforce a Receivable, Issuer shall thereupon be deemed to have automatically assigned such Receivable to Servicer, which assignment shall be solely for purposes of collection.

      (b)   Servicer may, at any time without notice (except that Servicer shall give written notice to each Rating Agency of any delegation outside the ordinary course of business of the substantial portion of its servicing business) or consent, delegate specific duties to sub-contractors who are in the business of performing such duties; provided that no such delegation shall relieve Servicer of its responsibility with respect to such duties and Servicer shall remain obligated and liable to Issuer and the Holders for servicing and administering the Receivables in accordance with this Agreement as if Servicer alone were performing such duties.

      SECTION 4.2 Collection of Receivable Payments. (a) Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and otherwise act with respect to the Receivables, the Physical Damage Insurance
Policies, the Dealer Agreements and related property in such manner as will, in the reasonable judgment of Servicer, maximize the amount to be received by
Issuer with respect thereto, in accordance with the standard of care required by
Section 4.1. Servicer shall be entitled to amend or modify any Receivable in accordance with its customary procedures if Servicer believes in good faith that such amendment or modification is in Issuer's best interests; provided that
Servicer may not, unless ordered by a court of competent jurisdiction or otherwise required by applicable law, (i) extend a Receivable beyond the Final
Scheduled Maturity Date or (ii) reduce the Principal Balance or Contract Rate of any Receivable. If Servicer fails to comply with the provisions of the preceding sentence, Servicer shall be required to purchase the Receivable or Receivables affected thereby, for the Purchase Amount, in the manner specified in Section
4.7 as of the last day of the Collection Period in which such failure occurs.
Servicer may, in its discretion (in accordance with its customary standards, policies and procedures), waive any

                                       10

prepayment charge, late payment charge, extension fee or any other fee that may be collected in the ordinary course of servicing a Receivable.

      (b)   If in the course of collecting payments under the Receivables,
Servicer determines to set off any obligation of Servicer to an Obligor against an amount payable by the Obligor with respect to such Receivable, Servicer shall deposit the amount so set off in the Collection Account, no later than the close of business on the Deposit Date for the Collection Period in which the set-off occurs. All references herein to payments or Liquidation Proceeds collected by
Servicer shall include amounts set-off by Servicer.

      SECTION 4.3 Realization upon Receivables. (a) On behalf of Issuer,
Servicer shall charge off a Receivable in accordance with its customary standards (and, in no event later than [____] days after a Receivable shall have become delinquent) and shall use reasonable efforts to repossess and liquidate the Financed Vehicle securing any Defaulted Receivable as soon as feasible after such Receivable becomes a Defaulted Receivable, in accordance with the standard of care required by Section 4.1. In taking such action, Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of Motor Vehicle Loans, and as are otherwise consistent with the standard of care required under Section 4.1, which shall include exercising any rights under the Dealer Agreements and selling the
Financed Vehicle at public or private sale. Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds or pursuing any deficiency claim against the related Obligor, but only out of the cash proceeds of such
Financed Vehicle or any deficiency obtained from the Obligor. The foregoing shall be subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds of the related Receivable by an amount equal to or greater than the amount of such expenses.

      (b)   If Servicer elects to commence a legal proceeding to enforce a
Dealer Agreement, the act of commencement shall be deemed to be an automatic assignment from Issuer to Servicer of the rights under such Dealer Agreement.
If, however, in any enforcement suit or legal proceeding, it is held that
Servicer may not enforce a Dealer Agreement on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Owner
Trustee, on behalf of Issuer, at Servicer's expense, shall take such steps as
Servicer deems necessary to enforce the Dealer Agreement, including bringing suit in Issuer's name or the name of Owner Trustee or Indenture Trustee.

      SECTION 4.4 Physical Damage Insurance. (a) The Receivables require that each Financed Vehicle be insured under a Physical Damage Insurance Policy.
Servicer shall monitor or cause to be monitored, the status of such physical damage insurance coverage to the extent consistent with its customary servicing procedures. If Servicer shall determine that an Obligor has failed to obtain or maintain a Physical Damage Insurance Policy covering the related Financed
Vehicle, Servicer shall use reasonable efforts in accordance with its customary servicing procedures to enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical damage insurance, provided that Servicer shall not be required to take such actions if there is in place a lender's single interest policy with respect to

                                       11

the related Financed Vehicle that complies with Servicer's customary requirements. It is understood that Servicer will not "force-place" any Physical
Damage Insurance Policy on any Financed Vehicle.

      (b)   Servicer may sue to enforce or collect upon the Physical Damage
Insurance Policies, in its own name, if possible, or as agent for Issuer. If
Servicer elects to commence a legal proceeding to enforce a Physical Damage
Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of Issuer under such Physical Damage Insurance Policy to Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that Servicer may not enforce a Physical
Damage Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Physical Damage Insurance Policy, Owner
Trustee, on behalf of Issuer, at Servicer's expense, shall take such steps as
Servicer deems necessary to enforce such Physical Damage Insurance Policy, including bringing suit in Issuer's name or the name of Owner Trustee or
Indenture Trustee. Servicer shall make all claims and enforce its rights under any lender's single interest insurance policy (to the extent such claims or rights relate to Receivables) for the benefit of the Issuer and shall treat as
Collections all related proceeds of such policies.

      SECTION 4.5 Maintenance of Security Interests in Financed Vehicles.
Servicer, in accordance with the standard of care required under Section 4.1, shall take such reasonable steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle for the benefit of Issuer and the Indenture Trustee. Issuer hereby authorizes
Servicer, and Servicer hereby agrees, to take such reasonable steps as are necessary to re-perfect such security interest on behalf of Issuer in the event
Servicer receives notice of the relocation of a Financed Vehicle. If there has been a Servicer Termination Event, Servicer, at its expense, shall promptly and duly execute and deliver such documents and instruments, and take such other reasonable actions as may be necessary, as evidenced by an Opinion of Counsel delivered to Issuer, Owner Trustee and Indenture Trustee to perfect Issuer's and
Indenture Trustee's interest in the Trust Property against all other Persons, including the delivery of the Receivables and the Receivable Files to Indenture
Trustee (or Owner Trustee if no Notes are then Outstanding) or its agent or designee, the endorsement and delivery of the Physical Damage Insurance Policies or the notification of the insurers thereunder, the execution of transfer instruments, and the endorsement to Indenture Trustee (or Owner Trustee if no
Notes are then Outstanding) and the delivery of the certificates of title to the
Financed Vehicles to the appropriate department or departments of motor vehicles
(or other appropriate governmental agency).

      SECTION 4.6 Covenants of Servicer. Servicer makes the following covenants on which Issuer relies in acquiring the Receivables:

      (a)   Security Interest to Remain in Force. Servicer shall not release any
Financed Vehicle from the security interest granted by the related Receivable in whole or in part, except upon payment in full of the Receivable or as otherwise contemplated herein.

      (b)   No Impairment. Servicer shall not impair in any material respect the rights of the Issuer or the Holders in the Receivables, the Dealer Agreements or
the Physical Damage Insurance Policies or, subject to clause (c), otherwise amend or alter the terms thereof if, as a

                                       12

result of such amendment or alteration, the interests of Issuer and the Holders hereunder would be materially adversely affected.

      (c)   Amendments. Servicer shall not amend or otherwise modify any
Receivable (including the grant of any extension thereunder), except in accordance with Section 4.2.

      SECTION 4.7 Purchase by Servicer upon Breach. Seller, Servicer, Indenture
Trustee or Owner Trustee, as the case may be, shall inform the other parties promptly, in writing, upon the discovery (or, in the case of the Indenture
Trustee or Owner Trustee, upon actual knowledge of a Responsible Officer) of any breach by Servicer of its covenants under Section 4.5 or 4.6; provided that the failure to give such notice shall not affect any obligation of Servicer. Unless the breach shall have been cured by the last day of the Collection Period which includes the 60th day (or the 30th day, if Servicer so elects) after the date on which Servicer becomes aware of, or receives written notice of, such breach, and such breach materially and adversely affects the interests of Issuer and the
Holders in any Receivable, Servicer shall purchase such Receivable from Issuer as of the last day of the Collection Period at a purchase price equal to the
Purchase Amount for such Receivable as of the last day of such Collection
Period; provided that in the case of a breach of the covenant contained in
Section 4.6(c), Servicer shall be obligated to purchase the affected Receivable or Receivables on the Deposit Date immediately succeeding the Collection Period during which Servicer becomes aware of, or receives written notice of, such breach. In consideration of the purchase of a Receivable hereunder, Servicer shall remit the Purchase Amount of such Receivable in the manner specified in
Section 5.4. The sole remedy of Issuer, Owner Trustee, Indenture Trustee or the
Holders against Servicer with respect to a breach pursuant to Section 4.5 or 4.6 shall be to require Servicer to repurchase Receivables pursuant to this Section
4.7.

      SECTION 4.8 Servicing Fee. The servicing fee for (a) the [ ], 200_
Distribution Date shall equal [_______] and (b) for each Distribution Date thereafter shall equal the product of (i) one-twelfth, (ii) the Servicing Fee
Rate and (iii) the Pool Balance as of the opening of business on the first day of the related Collection Period (the "Servicing Fee"). Servicer shall also be entitled to retain any late fees, extension fees, prepayment charges (including, in the case of any Rule of 78's Receivable or Sum of Periodic Balances
Receivable that is prepaid in full, amounts received in excess of the outstanding Principal Balance of such Receivable and accrued interest thereon calculated as if such Receivable were an Actuarial Receivable) and certain non-sufficient funds charges and other administrative fees or similar charges allowed by applicable law with respect to Receivables collected (from whatever source) on the Receivables and shall be paid any interest earned on deposits in the Trust Accounts and the Certificate Distribution Account (the "Supplemental
Servicing Fee"). It is understood and agreed that Available Interest or
Available Principal shall not include any amounts retained by Servicer which constitute Supplemental Servicing Fees. The Servicing Fee in respect of a
Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates), if the Rating Agency Condition is satisfied, may be paid at the beginning of such Collection Period out of
Collections for such Collection Period. As provided in Section 5.5(c), as additional compensation, Servicer shall be entitled to receive on each
Distribution Date, any Additional Servicing for such Distribution Date.

                                       13

      SECTION 4.9 Servicer's Report. (a) On each Determination Date, Servicer shall deliver to Owner Trustee, Indenture Trustee, each Paying Agent and Seller, with a copy to the Rating Agencies, a Servicer's Report substantially in the form of Exhibit A, containing all information necessary to make the transfers and distributions pursuant to Sections 5.4, 5.5 and 5.8 for the Collection
Period preceding the date of such Servicer's Report together with all information necessary for the Owner Trustee to send statements to
Certificateholders pursuant to Section 5.6 and Indenture Trustee to send copies of statements received by the Indenture Trustee to Noteholders pursuant to the
Indenture and Section 5.6 of this Agreement. Receivables to be purchased by
Servicer shall be identified by Servicer by account number with respect to such
Receivable (as specified in the Schedule of Receivables).

      (b)   Servicer shall provide Indenture Trustee with a database file for the Receivables at or prior to the Closing Date (but with information as of the close of business on the Cutoff Date).

      SECTION 4.10      Annual Statement as to Compliance; Notice of Default.
The Indenture Trustee and Servicer shall deliver, and the Servicer shall cause each Additional Servicer engaged by it to deliver, in electronic form, to the
Seller, the Owner Trustee, the Indenture Trustee and each Rating Agency on or before March 5th of each year, or if such day is not a Business Day the next
Business Day (with a ten calendar day cure period, but in no event later than
March 15th), followed by a hard copy within ten calendar days, commencing March
20__, a certificate in the form required by Item 1123 of Regulation AB, to the effect that (i) an authorized officer of the Indenture Trustee, Servicer or
Additional Servicer, as the case may be, has reviewed (or a review has been made under his or her supervision of) such party's activities under this Agreement, or such other applicable agreement in the case of an Additional Servicer, during the prior calendar year or a portion thereof and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout the prior calendar year or portion thereof or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of such certificate, the Seller shall review such certificate and, if applicable, consult with the Servicer, the Owner Trustee and Indenture Trustee as to the
nature of any failure to fulfill any obligation under the Agreement, or such other applicable agreement in the case of an Additional Servicer, in any material respect.

      A copy of each such certificate and the reports referred to in Section
4.11 may be obtained by any Certificateholder by a request in writing to Owner
Trustee addressed to the Corporate Trust Office or by any Noteholder by a
request in writing to Indenture Trustee addressed to the Corporate Trust Office.
Upon the written request of Owner Trustee, Indenture Trustee will promptly furnish Owner Trustee a list of Noteholders as of the date specified by Owner
Trustee.

                                       14

      SECTION 4.11      Assessments of Servicing Compliance; Registered Public
Accounting Firm Attestation Reports.

      (a) Each of the Servicer and the Indenture Trustee shall furnish, and shall cause any Servicing Function Participant engaged by it to furnish, at such party's expense, to the Seller, the Owner Trustee and the Indenture Trustee in
electronic form, not later than March 5th of each year, or if such day is not a
Business Day the next Business Day (with a ten calendar day cure period, but in no event later than March 15th), followed by a hard copy within ten calendar days, commencing in March 20___, a report on an assessment of compliance with the Servicing Criteria applicable to it that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to it, (C) such party's assessment of compliance with the Servicing Criteria applicable to it as of an for the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 4.13, including, if there has been any material instance of noncompliance with the Servicing Criteria applicable to it, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Servicing Criteria applicable to such party as of an for such period.

      Each such assessment of compliance report shall be addressed to the Seller and the Indenture Trustee and signed by an authorized officer of the applicable party, and shall address each of the Relevant Servicing Criteria set forth on
Exhibit F hereto, or as set forth in the notification furnished to the Seller, the Owner Trustee and the Indenture Trustee pursuant to Section 4.10. The
Servicer and the Indenture Trustee hereby acknowledge and agree that their respective assessments of compliance will cover the items identified on Exhibit
F hereto as being covered by such party. The parties to this Agreement acknowledge that where a particular Servicing Criterion has multiple components, each party's assessment of compliance (and related attestation of compliance)
will relate only to those components that are applicable to such party. Promptly after receipt of each such report on assessment of compliance, the Seller shall review each such report and, if applicable, consult with the Servicer or the
Indenture Trustee as to the nature of any material instance of noncompliance with the Servicing Criteria applicable to it (or any Servicing Function
Participant engaged or utilized by the Servicer or the Indenture Trustee, as applicable).

      (b) Each of the Servicer and the Indenture Trustee, at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it, at such party's expense, to cause, not later than March 5th of each year or if such day is not a Business Day, the next Business Day (with a ten calendar day cure period), commencing in March 2__, a registered public accounting firm
(which may also render other services to the Servicer, the Indenture Trustee, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish electronically a report to the Indenture Trustee, the Owner Trustee and the
Seller (with a hard copy to follow within ten calendar days), to the effect that
(i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Servicing Criteria applicable to it, and (ii) on the basis of an examination conducted by such firm in accordance with standards

                                       15

for attestation engagements issued or adopted by the Public Company Accounting
Oversight Board, it is expressing an opinion as to whether such party's assessment of compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. Promptly after receipt of each such accountants/ attestation report, the Seller shall review the report and, if applicable, consult with the Servicer or the Indenture Trustee if such report (i) states that a party's assessment of compliance was not fairly stated in any material respect or (ii) is unable to state an overall opinion.

      (c) No later than 30 days following the end of each fiscal year for the
Issuer for which a Form 10-K is required to be filed, (i) the Servicer shall forward to the Indenture Trustee and the Seller the name of each Servicing
Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function
Participant and (ii) the Indenture Trustee shall forward to the Seller the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such
Servicing Function Participant, in each case to the extent of any change from the prior year's notice, if any.

      (d) Beginning with fiscal year 20__ and thereafter, none of the Servicer, the Indenture Trustee or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of any such assessments or attestation reports until April 15th unless such party has received written notice from the Seller that a Form 10-K is required to be filed in respect of the Issuer for the preceding fiscal year.

      SECTION 4.12      Access to Certain Documentation and Information
Regarding Receivables. Servicer shall provide to the Certificateholders,
Noteholders, Bank Regulatory Authorities, and the supervisory agents and examiners of Bank Regulatory Authorities access to the Receivable Files in such cases where the Certificateholders or Noteholders or Bank Regulatory Authorities
shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of Servicer. Nothing in this Section 4.12 shall affect the obligation of
Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of Servicer to provide access to information as a result of such obligation shall not constitute a breach of this
Section 4.12. Any Holder, by its acceptance of a Certificate or Note, as applicable, shall be deemed to have agreed to keep any information

                                       16

obtained by it pursuant to this Section 4.12 confidential and not to use such information for any other purpose, except as required by applicable law.

      SECTION 4.13      Reports to the Commission.

      (a) The Indenture Trustee and the Servicer shall reasonably cooperate with the Seller and the Issuer to enable the Issuer to satisfy its reporting requirements under the Exchange Act and the parties hereto shall reasonably cooperate to enable the Commission requirements with respect to the Seller to be met in the event that the Commission issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this Section 4.13, to be conducted or allocated in a different manner. Without limiting the generality of the foregoing, the Indenture Trustee shall prepare on behalf of the Seller any
Current Reports on Form 8-K (each, a "Form 8-K"), Distribution Reports on Form
10-D (each, a "Form 10-D") and Annual Reports on Form 10-K (each, a "Form 10-K")
as required by the Exchange Act and the rules and regulations of the Commission thereunder, the Servicer shall sign and the Indenture Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Seller. Notwithstanding the foregoing, the Seller shall file the
Form 8-Ks in connection with the issuance of the Notes or Certificates.

      (b) Each Form 10-D shall be filed by the Indenture Trustee within 15 days after each Distribution Date and will include a copy of the monthly statement to the Noteholders or the Certificateholders delivered pursuant to Section 5.6
(each, a "Distribution Date Statement") for such Distribution Date as an exhibit thereto. In addition, the Indenture Trustee shall include under Item 1 of each
Form 10-D any information required by Item 1121 of Regulation AB to the extent relevant that is not included on the Distribution Date Statement. Any disclosure in addition to the Distribution Date Statement and any other information required by Item 1121 of Regulation AB ("Additional Form 10-D Information")
shall be determined by the party preparing such information as set forth on
Exhibit G-1 hereto and the Indenture Trustee shall compile such disclosure pursuant to the following paragraph. The Indenture Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
10-D Information, except to the extent of its obligations as set forth in the next paragraph.

      As set forth on Exhibit G-1 hereto, within five calendar days after the related Distribution Date, certain parties hereto shall be required to provide to the Seller, the Owner Trustee and the Indenture Trustee, to the extent known by such parties, any Additional Form 10-D Information, if applicable. The
Seller will be responsible for all reasonable fees and expenses assessed or incurred by the Indenture Trustee in connection with including any Additional
Form 10-D Information on Form 10-D pursuant to this paragraph, including converting any such disclosure to an EDGAR-compatible format.

      After preparing the Form 10-D, the Indenture Trustee shall forward electronically a draft copy of the Form 10-D to the Seller and the Servicer for review. No later than two Business Days prior to the 15th calendar day after the related Distribution Date, the Seller and Servicer shall each indicate to the
Indenture Trustee their consent to the form and substance of the draft Form 10-D
(which consent may be in electronic form). If a Form 10-D cannot be filed on time

                                       17

or if a previously filed Form 10-D needs to be amended, the Indenture
Trustee will follow the procedures set forth in Section 4.13(e). Promptly (but no later than one Business Day) after filing with the Commission, the Indenture
Trustee will make available on its internet website a final executed copy of each Form 10-D. The Indenture Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Indenture Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Indenture
Trustee or any Servicing Function Participant utilized by the Indenture Trustee)
needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

      (c) On or before 90 days after the end of each fiscal year of the Issuer
(or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), commencing in 20___, the Indenture Trustee shall file a Form 10-K, in form and substance as required by applicable law or applicable Commission staff interpretations. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the
Indenture Trustee within the applicable time frames set forth in this Agreement:
(i) an annual compliance statement for the Indenture Trustee, the Servicer and each Additional Servicer, as described under Section 4.10, (ii)(A) the annual reports on assessment of compliance with Servicing Criteria for the Servicer, the Indenture Trustee and each Servicing Function Participant, as described under Section 4.11, and (B) if the Servicer's, the Indenture Trustee's or each
Servicing Function Participant's report on assessment of compliance with
Servicing Criteria described under Section 4.11 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, (iii)(A) the registered public accounting firm attestation report for the Servicer, the Indenture Trustee and each Servicing
Function Participant, as described under Section 4.11, and (B) if any registered public accounting firm attestation report described under Section 4.11 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, and (iv) a
Certification as described in this Section 4.13(c). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Information") shall be prepared by the party responsible for preparing such disclosure as set forth on Exhibit G-2 hereto and the Indenture Trustee shall compile such disclosure pursuant to the following paragraph. The Indenture Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K
Information, except to the extent of its obligations as set forth in the next paragraph.

      As set forth on Exhibit G-2 hereto, no later than March 1st of each year that the Issuer is subject to the Exchange Act reporting requirements, commencing in 20___, certain parties to this Agreement shall be required to provide to the
Indenture Trustee, the Owner Trustee and the Seller, to the extent known by such applicable parties, any Additional Form 10-K Information, if applicable. The
Seller will be responsible for all reasonable fees and expenses assessed or incurred by the Indenture Trustee in connection with including any Additional
Form 10-K Information on Form

                                       18

10-K pursuant to this paragraph, including converting any such disclosure to an
EDGAR-compatible format.

      After preparing the Form 10-K, the Indenture Trustee shall forward electronically a draft copy of the Form 10-K to the Seller and the Servicer for review. No later than the close of business on the third Business Day prior to the 10-K filing deadline, a senior officer of the Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K, together with a signed copy of the certification (the "Certification") attached hereto as Exhibit D and required to be included with each Form 10-K pursuant to the Sarbanes-Oxley Act of 2002, as amended (with an original executed hard copy of each to follow by overnight mail) to the Indenture Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Indenture Trustee will follow the procedures set forth in Section 4.13(e). Promptly (but no later than one Business Day) after filing with the Commission, the Indenture Trustee will make available on its internet website a final executed copy of each Form 10-K.
The parties to this Agreement acknowledge that the performance by the Indenture
Trustee of its duties under this Section 4.13(c) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any
Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 4.13,
Section 4.10 and Section 4.11. The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Indenture Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the
Indenture Trustee or any Servicing Function Participant utilized by the
Indenture Trustee) needed to prepare, arrange for execution or file such Form
10-K, not resulting from its own negligence, bad faith or willful misconduct.

       For so long as the Issuer is subject to the reporting requirements of the
Exchange Act, the Indenture Trustee shall provide to the Servicer, on or before
March 5th of each year, or if such day is not a Business Day the next Business
Day (with a ten calendar day cure period), followed by a hard copy within ten days, commencing in March 20___, and otherwise within a reasonable period of time upon request, a certification in the form attached hereto as Exhibit E. In the event the Indenture Trustee is terminated or resigns pursuant to the terms of this Agreement, such Indenture Trustee shall provide a certification in the form attached hereto as Exhibit E with respect to the period of time it was subject to this Agreement. In addition, the Indenture Trustee shall indemnify and hold harmless the Seller, the Servicer, the Owner Trustee, the Indenture
Trustee and their officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in (i) the assessment of compliance with the Servicing
Criteria pursuant to Section 4.11 provided by the Indenture Trustee or any
Servicing Function Participant appointed by the Indenture Trustee and (ii) the certification provided by the Indenture Trustee pursuant to this Section
4.13(c), any breach of the obligations under Sections 4.10 and 4.13(c) of the
Indenture Trustee or any Servicing Function Participant appointed by the
Indenture Trustee or the Indenture Trustee's or such Servicing Function
Participant's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Seller, the Servicer, the Indenture

                                       19

Trustee and their officers, directors and affiliates in such proportion as is appropriate to reflect the relative fault of the Seller, the Servicer, the
Trustee and each of their officers, directors and affiliates on the one hand and the Indenture Trustee on the other in connection with a breach of the Indenture
Trustee's obligations under this Section 4.13(c) or the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith.

      (d) Prior to the latest date on which the Form 10-K may be timely filed each year, the Servicer shall enforce the obligation of the Servicer to provide the certification required pursuant to the Servicing Agreement.

     (e) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and also if requested by the Seller, the Indenture Trustee shall prepare and file on behalf of the Issuer any Form 8-K, as required by the Exchange Act, provided that the Seller shall file the initial Form 8-Ks in connection with the issuance of the Notes and the Certificates. Any disclosure or information related to a
Reportable Event or that is otherwise required to be included on Form 8-K (such information, "Form 8-K Information") shall be reported to the Seller, the Owner
Trustee and the Indenture Trustee by the parties set forth on Exhibit G-3 hereto and compiled by the Indenture Trustee pursuant to the following paragraph. The
Indenture Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Information or any Form 8-K, except to the extent of its obligations as set forth in the next paragraph.

      As set forth on Exhibit G-3 hereto, for so long as the Issuer is subject to the Exchange Act reporting requirements, no later than 12:00 noon on the second Business Day after the occurrence of a Reportable Event certain parties to this Agreement shall be required to provide to the Seller, the Owner Trustee and the Indenture Trustee, to the extent known by such applicable parties, any
Form 8-K Information, if applicable. The Seller will be responsible for all reasonable fees and expenses assessed or incurred by the Indenture Trustee in connection with including any Form 8-K Information on Form 8-K pursuant to this paragraph, including converting any such disclosure to an EDGAR-compatible format.

After preparing the Form 8-K, the Indenture Trustee shall forward electronically a draft copy of the Form 8-K to the Seller for review, verification and execution by the Seller. No later than 12:00 noon on the fourth
Business Day after the Reportable Event, an officer of the Seller shall sign the
Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Indenture
Trustee. Promptly (but no later than one Business Day) after filing with the
Commission, the Indenture Trustee will make available on its internet website a final executed copy of each Form 8-K filed by it. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Indenture
Trustee will follow the procedures set forth in Section 4.13(f). The Seller acknowledges that the performance by the Indenture Trustee of its duties under this Section 4.13(e) related to the timely preparation and filing of Form 8-K is contingent upon the parties to this Agreement and any other Person obligated to provide Form 8-K Information as set forth on Exhibit G-3 hereto observing all applicable deadlines in the performance of their duties under this Section
4.13(e). The Indenture Trustee shall have no liability for any loss, expense, damage

                                       20

or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Indenture
Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Indenture Trustee or any
Servicing Function Participant utilized by the Indenture Trustee) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

      (f) In the event that the Indenture Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form
10-K required to be filed by this Agreement because required information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Indenture Trustee will immediately notify the Seller and the Servicer by telephone. In the case of Form
10-D and Form 10-K, the Seller, Servicer, Owner Trustee and Indenture Trustee
will cooperate to prepare and file a Form 12b-25 pursuant to Rule 12b-25 of the
Exchange Act. In the case of Form 8-K, the Indenture Trustee will, upon receipt of all information required to be included on Form 8-K, file such Form 8-K.
Within five calendar days following the original due date of the Form 10-D, the
Indenture Trustee shall prepare and file the related Form 10-D. Within 15 calendar days following the original due date of the Form 10-K, the Indenture
Trustee shall prepare and file the related Form 10-K. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the party to this Agreement deciding that an amendment to such Form 8-K, Form 10-D or Form
10-K is required will notify the Seller, the Owner Trustee, the Indenture
Trustee and the Servicer and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 12b-25 or any
amendment to Form 10-D or Form 10-K shall be signed by a senior officer of the
Servicer in charge of the servicing function. Any amendment to Form 8-K or any
Form 15 (as described in Section 4.13(h)) shall be signed by an officer of the
Seller. The Seller and Servicer acknowledge that the performance by the
Indenture Trustee of its duties under this Section 4.13(f) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon the Servicer and the Seller performing their duties under this Section. The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 12b-25 or any amendments to
Form 8-K, Form 10-D or Form 10-K, where such failure results from the Indenture
Trustee's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than the Indenture Trustee or any
Servicing Function Participant utilized by the Indenture Trustee) needed to prepare, arrange for execution or file such Form 12b-25 or any amendments to
Form 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (g) Upon any filing with the Commission, the Indenture Trustee shall promptly deliver or otherwise make available to the Seller a copy of any such executed report, statement or information.

      (h) The obligations set forth in paragraphs (a) through (g) of this
Section shall only apply with respect to periods for which the Indenture Trustee is obligated to file reports on Form 8-K, 10-D or 10-K. Unless otherwise instructed by the Seller, prior to January 30th of the first year in which the
Indenture Trustee is permitted to do so under Section 15(d) of the Exchange Act and other applicable law and regulations, the Indenture Trustee shall prepare and file with the Commission a Form 15 Suspension Notification with respect to the Issuer, with a copy to the Seller. At any time after the filing of a Form 15
Suspension Notification, if the number of Certificateholders of record exceeds the number set forth in Section 15(d) of the Exchange

                                       21

Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the
Indenture Trustee shall recommence preparing and filing reports on Form 10-D and
10-K as required pursuant to this Section and the parties hereto will again have the obligations set forth in paragraphs (a) through (g) of this Section.

      (i) The Seller, the Indenture Trustee and the Servicer shall notify the
Seller and the Indenture Trustee of any proceedings of the type described in
Item 1117 of Regulation AB, together with a description thereof, within five
Business Days of any such party's knowledge thereof. In addition, the Seller, the Indenture Trustee and the Servicer shall notify the Seller and the Indenture
Trustee of any affiliations or relationships that develop following the Closing
Date between the Seller, the Indenture Trustee or the Servicer and any of
parties listed in Item 1119 of Regulation AB, together with a description thereof, within five Business Days of any such party's knowledge thereof.

      SECTION 4.14      Reports to the Rating Agencies. Servicer shall deliver
to each Rating Agency a copy of all reports or notices furnished or delivered pursuant to this Article IV and a copy of any amendments, supplements or modifications to this Agreement and any other information reasonably requested by such Rating Agency to monitor this transaction.

      SECTION 4.15      Servicer Expenses. Servicer shall be required to pay all
expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Owner Trustee, Indenture Trustee, independent accountants, taxes imposed on Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

                                   ARTICLE V.

                  DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO
                       CERTIFICATEHOLDERS AND NOTEHOLDERS.

      SECTION 5.1 Establishment of Trust Accounts. (a) Servicer shall cause to be established:

            (i)   (i) For the benefit of the Noteholders and the
                  Certificateholders, in the name of Indenture Trustee, an
                  Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited
                  therein are held for the benefit of the Noteholders and the
                  Certificateholders.

            (ii)  For the benefit of the Noteholders, in the name of Indenture
                  Trustee, an Eligible Deposit Account (the "Note Distribution
                  Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the
                  Noteholders.

            (iii) For the benefit of the Noteholders and the Certificateholders, in the name of Indenture Trustee, an Eligible Deposit Account
                  (the "Payahead Account"), bearing a designation clearly
                  indicating that the funds therein are held for the benefit of the Noteholders and the Certificateholders.

      (b)   Funds on deposit in the Collection Account, the Note Distribution
Account, the Payahead Account and the Reserve Account (collectively the "Trust
Accounts") and the Certificate Distribution Account shall be invested by
Indenture Trustee with respect to the Trust Accounts (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by Servicer (pursuant to standing instructions or otherwise); provided that it is understood and agreed that neither Servicer,
Indenture Trustee nor Owner Trustee shall be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by or on behalf of Indenture Trustee for the benefit of the

                                       22

Noteholders and the Certificateholders; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses)
on funds on deposit in the Trust Accounts shall be distributed to Servicer and shall not be available to pay the distributions provided for in Section 5.5 and shall not otherwise be subject to any claims or rights of Holders. Other than as permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Deposit Date preceding the next
Distribution Date. No Eligible Investment shall be sold or otherwise disposed of prior to its scheduled maturity unless a default occurs with respect to such
Eligible Investment and Servicer directs Indenture Trustee in writing to dispose of such Eligible Investment. Funds deposited in a Trust Account on a Deposit
Date which immediately precedes a Distribution Date upon the maturity of any
Eligible Investments are not required to be (but are permitted to be) invested overnight.

      (c)   Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (excluding investment income thereon) and all such funds, investments and proceeds shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of Indenture Trustee for the benefit of the Noteholders and the
Certificateholders; provided, however, the Indenture Trustee shall not be charged with any obligation for the benefit of the Certificateholders except as provided by the terms of this Agreement. If, at any time, any of the Trust
Accounts or the Certificate Distribution Account ceases to be an Eligible
Deposit Account, Indenture Trustee (or Servicer on its behalf) or Owner Trustee, as applicable, shall within 10 Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account or Certificate
Distribution Account, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account or new
Certificate Distribution Account, as applicable. In connection with the foregoing, Servicer agrees that, in the event that any of the Trust Accounts are not accounts with Indenture Trustee, Servicer shall notify Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible
Deposit Account.

      (d)   With respect to the Trust Account Property, Indenture Trustee agrees, by its acceptance hereof, that:

            (i)   any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts and, except as otherwise provided herein, each such Eligible
                  Deposit Account shall be subject to the exclusive custody and control of Indenture Trustee with respect to the Trust
                  Accounts, and, except as otherwise provided in the Basic
                  Documents, Indenture Trustee shall have sole signature
                  authority with respect thereto;

            (ii)  any Trust Account Property that constitutes Physical Property shall be delivered to Indenture Trustee, in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by Indenture
                  Trustee, or a "securities intermediary" (as such term is
                  defined in Section 8-102(14) of the UCC) acting solely for
                  Indenture Trustee;

                                       23

            (iii) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal
                  book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or
                  disposition, through continued book-entry registration of such
                  Trust Account Property as described in such paragraph; and

            (iv)  any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (iii) above shall be delivered to Indenture Trustee in accordance with paragraph (c) of the definition of
                  "Delivery" and shall be maintained by Indenture Trustee
                  pending maturity or disposition, through continued
                  registration of Indenture Trustee's (or its nominee's)
                  ownership of such security.

Effective upon Delivery of any Trust Account Property, Indenture Trustee shall be deemed to have represented that it has purchased such Trust Account Property for value, in good faith and without notice of any adverse claim thereto.

      SECTION 5.2 Collections. (a) Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the
Obligors with respect to the Receivables (other than any amounts constituting
Supplemental Servicing Fees) and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, if [_______] is the
Servicer and (x) shall have the Required Rating or (y) Indenture Trustee otherwise shall have received written notice from each of the Rating Agencies that the then outstanding rating on the Notes or the Certificates would not be lowered or withdrawn as a result, Servicer may deposit all amounts referred to above for any Collection Period into the Collection Account not later than the close of business on the Deposit Date with respect to such Collection Period;
provided that (i) if a Servicer Termination Event has occurred and is continuing, (ii) Servicer has been terminated as such pursuant to Section 8.1 or
(iii) Servicer ceases to have the Required Rating, Servicer shall deposit such amounts (including any amounts then being held by Servicer) into the Collection
Account as provided in the preceding sentence. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than Servicer, Seller or any Seller
Affiliate.

      (b)   With respect to each Receivable (other than a Purchased Receivable or a Precomputed Receivable), collections and payments by or on behalf of the
Obligor (other than any amounts constituting Supplemental Servicing Fees) for each Collection Period shall be applied to interest and principal in accordance with the Simple Interest Method, as applied by Servicer. Any excess shall be applied to prepay the Receivable. All Liquidation Proceeds shall be treated as
Available Interest.

      (c)   With respect to each Precomputed Receivable, collections and payments by or on behalf of an Obligor (other than any amounts constituting
Supplemental Servicing Fees) for each Collection Period shall be applied to the scheduled payments due on such Precomputed Receivable for such Collection
Period. To the extent such collections and payments on a Precomputed Receivable during a Collection Period exceed the scheduled payment on such

                                       24

Precomputed Receivable and are insufficient to prepay the Precomputed Receivable in full, collections shall be treated as Payaheads until such later Collection
Period as such Payaheads may be transferred to the Collection Account and applied either to the scheduled payments due or to prepay the Precomputed
Receivable in full in accordance with Section 5.5.

      SECTION 5.3 [Reserved].

      SECTION 5.4 Additional Deposits. Servicer shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables and Servicer shall deposit therein all amounts, if any, to be paid under Section 9.1. All such deposits shall be made not later than the
Deposit Date following the end of the related Collection Period.

      SECTION 5.5 Distributions. (a) On each Determination Date, Servicer shall calculate all amounts required to determine the amounts to be deposited on the related Distribution Date from the Reserve Account and the Payahead Account into the Collection Account and from the Collection Account into the Note
Distribution Account, the Certificate Distribution Account and the Payahead
Account.

      (b)   On or before each Distribution Date, Servicer shall instruct
Indenture Trustee in writing (based on the information contained in the
Servicer's Report delivered on the related Determination Date pursuant to
Section 4.9) to, and the Indenture Trustee shall:

            (i)   (i) withdraw from the Payahead Account and deposit in the
                  Collection Account, in immediately available funds, (x) with respect to each Precomputed Receivable for which the payments made by or on behalf of the Obligor for the related Collection
                  Period are less than the scheduled payment for the related
                  Collection Period, the amount of Payaheads, if any, made with respect to such Receivable which, when added to the amount of such payments, is equal to the amount of such scheduled
                  payment, (y) with respect to each Precomputed Receivable for which prepayments insufficient to prepay the Receivable in full have been made by or on behalf of the Obligor for the related Collection Period, the amount of Payaheads, if any, made with respect to such Receivable which, when added to the amount of such prepayments, is equal to an amount sufficient to prepay such Receivable in full, and (z) the amount of all
                  Payaheads, if any, made with respect to any Purchased
                  Receivable;

            (ii)  withdraw from the Collection Account and deposit in the
                  Payahead Account (or receive from the Servicer, which will remit to the Indenture Trustee for deposit in the Payahead
                  Account, as the case may be), in immediately available funds, the aggregate amount of Collections on Precomputed Receivables treated as Payaheads pursuant to Section 5.2 for the
                  Collection Period related to such Distribution Date; and

            (iii) withdraw from the Reserve Account and deposit in the
                  Collection Account the Reserve Account Transfer Amount for
                  such Distribution Date.

                                       25

      (c)   Subject to the last paragraph of this Section 5.5(c), on each
Distribution Date, Servicer shall instruct Indenture Trustee in writing (based on the information contained in the Servicer's Report delivered on the related
Determination Date pursuant to Section 4.9) to make, and Indenture Trustee shall make, the following deposits and distributions from the Collection Account for deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

            (i)   to Servicer, from the Total Distribution Amount, the Servicing
                  Fee for the related Collection Period and all accrued and
                  unpaid Servicing Fees for prior Collection Periods;

            (ii)  to the Note Distribution Account, from the Total Distribution
                  Amount remaining after the application of clause (i), the
                  Noteholders' Interest Distributable Amount;

            (iii) to the Note Distribution Account, from the Total Distribution
                  Amount remaining after the application of clause (i) through clause (iii), the Noteholders' Principal Distributable Amount;

            (iv)  to the Note Distribution Account (or, if the Outstanding
                  Amount of the Notes has been reduced to zero, to the
                  Certificate Distribution Account) for distribution in respect of principal, from the Total Distribution Amount remaining after the application of clause (i) through clause (iv), the lesser of (A) such remaining Total Distribution Amount and (B)
                  the Additional Principal Distributable Amount for such
                  Distribution Date;

            (v)   to the Certificate Distribution Account, from the Total
                  Distribution Amount remaining after the application of clause
                  (i) and clause (ii), the Certificateholders' Interest
                  Distributable Amount;

            (vi)  to the Certificate Distribution Account, from the Total
                  Distribution Amount remaining after the application of clauses
                  (i) through (v), the Certificateholders' Principal
                  Distributable Amount;

            (vii) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i) through (vi), until the amount on deposit in the Reserve Account equals the
                  Specified Reserve Account Balance;

            (viii)to the Servicer, Additional Servicing for such Distribution
                  Date; and

            (ix)  the Transferor, any amounts remaining.

      Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the
Notes, the Total Distribution Amount remaining after the application of clause
(i) and (ii) above will be deposited in the Note Distribution Account to the extent necessary to reduce the principal amount of the Notes to zero in accordance with and in the priority set forth in Section 5.4 of the Indenture, and the Certificateholders will not receive any distributions until the principal amount and accrued

                                       26

interest on the Notes have been paid in full. In the event that the Collection
Account is maintained with an institution other than Indenture Trustee,
Indenture Trustee shall instruct and cause such institution to make all deposits and distributions pursuant to this Section 5.5(c) on the related Deposit Date.

      (d)   Indenture Trustee shall continue to perform its duties under this
Agreement after the Outstanding Amount of the Notes has been reduced to zero and the Indenture has been discharged in accordance with its terms. The protections, immunities and standard of care afforded the Indenture Trustee under the
Indenture shall apply to the performance of its duties hereunder.

      SECTION 5.6 Statements to Certificateholders and Noteholders. On each
Determination Date, Servicer shall provide to Indenture Trustee (with a copy to each Rating Agency) written instructions for Indenture Trustee to forward to each Noteholder of record, to each Paying Agent, if any, and to Owner Trustee for Owner Trustee to forward to each Certificateholder of record, a statement substantially in the form of Exhibit A setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

      (a)   the date of such Distribution Date and the Determination Date for such Distribution Date;

      (b)   the applicable Record Date and Interest Period;

      (c)   the amount of such distribution allocable to principal of each class of Notes and to the Certificate Balance of the Certificates;

      (d)   the amount of such distribution allocable to interest on or with respect to each class of Notes and to the Certificates;

      (e)   the Pool Balance as of the close of business on the last day of the preceding Collection Period;

      (f)   the aggregate outstanding principal balance of each class of the
Notes, the Note Pool Factor for each such class, the Certificate Balance and the
Certificate Pool Factor after giving effect to payments allocated to principal reported under clause (a) above;

      (g)   the amount of the Servicing Fee paid to Servicer with respect to the related Collection Period and with respect to previously accrued and unpaid
Servicing Fees;

      (h)   the amount of the aggregate Realized Losses, if any, for such
Collection Period;

      (i)   the Reserve Account Transfer Amount, if any, for such Distribution
Date, the Specified Reserve Account Balance for such Distribution Date, the amount distributed to the Transferor from the Reserve Account on such
Distribution Date, and the balance of the Reserve Account (if any) on such
Distribution Date, after giving effect to changes therein on such Distribution
Date;

      (j)   the Noteholders' Interest Carryover Shortfall, the
Certificateholders' Interest Carryover Shortfall, the Noteholders' Principal
Carryover Shortfall, and the Certificateholders' Principal Carryover Shortfall,
if any, in each case as applicable to each class of securities, and the change in such amounts from the preceding statement;

      (k)   the Additional Principal Distributable Amount for such Distribution
Date;

                                       27

      (l)   the aggregate Purchase Amounts paid by Servicer with respect to the related Collection Period;

      (m) the number, and aggregate Principal Balance outstanding, of
Receivables past due in 30-day increments until foreclosure or other disposition;

      (n) any expenses or indemnification amounts paid by the Issuer, the specific purpose of each payment and the parties to whom such payments were made;

      (o) any material modifications, extensions or waivers as to the Account terms, fees, penalties or payments since the previous Distribution Date and cumulatively since the Cut-off Date;

      (p) unless such information is set forth in the Form 10-D relating to such
Distribution Date and provided the Indenture Trustee is reasonably able to include such information on the statement, any material breaches of representations and warranties relating to the Accounts or the Receivables and any material breach of covenants hereunder; and

      (q) the number and aggregate principal balance of any Receivables repurchased by the Servicer from the Issuer since the previous Distribution Date.

Each amount set forth pursuant to paragraph (c), (d), (g) or (j) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the
Notes (or class thereof) or the initial Certificate Balance, as applicable.

      The Indenture Trustee will make the monthly statement to the Noteholders or the Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to the
Noteholders or the Certificateholders, and other parties to this Agreement via the Indenture Trustee's Internet website, initially located at "www.[insert website address]." The Indenture Trustee will also make available copies of periodic reports the Indenture Trustee files with the Commission, including distribution reports on Form 10-D, annual reports on Form 10-K, current reports on Form 8-K and amendments to these reports, available through this website promptly (but no later than one Business Day) after they are filed with the
Commission. Assistance in using the website can be obtained by calling the
Indenture Trustee's customer service desk at [insert phone number]. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.
The Indenture Trustee shall have the right to change the way the monthly statements to the Noteholders or the Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

      SECTION 5.7 Net Deposits. As an administrative convenience, unless
Servicer is required to remit Collections within two (2) Business Days of receipt thereof, Servicer will be permitted to make the deposit of Collections and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to Servicer with respect to the Collection Period.
Servicer, however, will account to Owner Trustee, Indenture Trustee, the
Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

      SECTION 5.8 Reserve Account. (a) The Servicer shall establish and maintain in the name of the Indenture Trustee, as agent for the Issuer, the Noteholders and Certificateholders, an Eligible Deposit Account (the "Reserve Account"). The
Reserve Account shall be initially established and maintained with the Indenture
Trustee (the "Securities Intermediary"). On the Closing Date, Servicer shall deposit or cause to be deposited in the Reserve Account an amount equal to the
Reserve Account Deposit.

                                       28

      (b)   Indenture Trustee shall, at the written direction of Servicer, direct the Securities Intermediary to invest funds on deposit in the Reserve
Account in Eligible Investments selected by Servicer and confirmed in writing by
Servicer to Indenture Trustee; provided that it is understood and agreed that none of Indenture Trustee, Securities Intermediary, Servicer or Issuer shall be liable for any loss arising from such investment in Eligible Investments. Funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature so that all such funds will be available at the close of business on each Deposit Date; provided that to the extent permitted by the Rating Agencies following written request by Servicer, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Deposit
Date. Funds deposited in the Reserve Account on a Deposit Date upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight.

      (c)   The Securities Intermediary hereby expressly agrees with the
Indenture Trustee that: (i) all matters relating to the Reserve Account shall be governed by the laws of the State of [___________]; (ii) all Eligible
Investments held by the Securities Intermediary on behalf of the Indenture
Trustee in the Reserve Account shall be treated as "financial assets" (as defined in Article 8 of the [_________________] Uniform Commercial Code; (iii)
the Securities Intermediary will treat the Indenture Trustee as entitled to exercise the rights comprising the investments or financial assets credited to the Reserve Account; (iv) the financial assets credited to the Reserve Account shall not be registered in the name of, payable to the order of, or specially indorsed to the Indenture Trustee; and (v) the Securities Intermediary will not agree to comply with entitlement orders originated by any Person with respect to the investments or financial assets held in the Reserve Account other than the
Indenture Trustee.

      (d)   The Reserve Account shall be under the sole custody and control of
Indenture Trustee. If, at any time, the Reserve Account ceases to be an Eligible
Deposit Account, Indenture Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account as an Eligible Deposit Account and
shall transfer or cause to be transferred any cash and/or any investments that are in the existing account which is no longer an Eligible Deposit Account to such new Reserve Account.

      (e)   Amounts on deposit in the Reserve Account will be released to the
Transferor on each Distribution Date to the extent that the amount credited to the Reserve Account would exceed the Specified Reserve Account Balance. Upon any distribution to the Transferor of amounts from the Reserve Account, the Holders will not have any rights in, or claims to, such amounts. Amounts distributed to the Transferor from the Reserve Account in accordance with this Section 5.8 shall not be available under any circumstances to Issuer, Owner Trustee,
Indenture Trustee or the Holders and the Transferor shall in no event thereafter be required to refund any such distributed amounts.

      (f)   With respect to the Reserve Account Property, the Transferor, Issuer
and the Indenture Trustee agree that the Reserve Account Deposit and all other funds and Reserve Account Property shall be delivered to Indenture Trustee for credit to the Reserve Account. In addition:

            (i)   any Reserve Account Property that constitutes Physical
                  Property shall be delivered to Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by Indenture
                  Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for Indenture
                  Trustee;

            (ii)  any Reserve Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or
                  disposition, through continued book-entry registration of such
                  Reserve Account Property as described in such paragraph; and

            (iii) any Reserve Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (ii) above shall be delivered to Indenture Trustee in accordance with paragraph (c) of the definition of
                  "Delivery" and shall be maintained by Indenture Trustee
                  pending maturity or disposition, through continued
                  registration of Indenture Trustee's (or its nominee's)
                  ownership of such security.

Effective upon the crediting of any Reserve Account Property to the Reserve
Account, Indenture Trustee shall be deemed to have represented that it has purchased such Reserve Account Property for value, in good faith and without notice of any adverse claim thereto.

                                       29

      (g)   Issuer and Servicer agree to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including any UCC financing statements or this Agreement) as may be determined to be necessary in an Opinion of Counsel to Issuer delivered to Owner Trustee and Indenture Trustee in order to perfect the interests created by this Section 5.8 and otherwise fully to effectuate the purposes, terms and conditions of this Section 5.8. Issuer and
Servicer shall:

            (1)   promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of
      Indenture Trustee's security interest; and

            (2)   make the necessary filings of financing statements or
      amendments thereto within five days after the occurrence of any of the following: (i) any change in their respective names or any trade names,
      (ii) any change in the location of their respective chief executive offices or principal places of business or (iii) any merger or consolidation or other change in their respective identities or corporate structures; and shall promptly notify Owner Trustee and Indenture Trustee of any such filings under clauses (1) or (2) of this Subsection (g).

      (h)   Investment earnings attributable to the Reserve Account Property and proceeds therefrom shall be held by Indenture Trustee for the benefit of the
Transferor. Investment earnings attributable to the Reserve Account Property shall not be available to pay the distributions provided for in Section 5.5 and shall not otherwise be subject to any claims or rights of the Holders or
Servicer. Indenture Trustee shall cause all investment earnings attributable to the Reserve Account to be distributed on each Distribution Date to the
Transferor.

      (i)   The Transferor may at any time, without consent of Holders, sell, transfer, convey or assign in any manner its rights to and interests in distributions from the Reserve Account; provided that (i) the Rating Agencies confirm in writing that such action will not result in a reduction or withdrawal of the rating of any class of Notes or Certificates, (ii) the Transferor provides to Owner Trustee and Indenture Trustee an Opinion of Counsel from independent counsel that such action will not cause Issuer to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and (iii) such transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions agreed to be taken by the Transferor.

                                   ARTICLE VI.

                                     SELLER.

      SECTION 6.1 Representations of Seller. Seller makes the following representations on which Issuer is deemed to have relied in acquiring the
Receivables and the other properties and rights included in the Owner Trust
Estate. The representations speak as of the execution and delivery of this
Agreement and shall survive the sale of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

                                       30

      (a)   Organization and Good Standing. Seller has been duly organized and is validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell the Receivables and the other properties and rights included in the Owner Trust Estate assigned to Issuer pursuant to Article II.

      (b)   Power and Authority. Seller has the power, authority and legal right to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out their respective terms and to sell and assign the property to be sold and assigned to and deposited with Issuer as the Owner Trust
Estate; and the execution, delivery and performance of this Agreement and the
Basic Documents to which it is a party have been duly authorized by Seller by all necessary limited liability company action.

      (c)   No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the Basic Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, other than (i) as may be required under the blue sky or securities laws of any
State or the Securities Act of 1933, as amended, and (ii) the filing of UCC financing statements.

      (d)   Valid Sale; Binding Obligation. Seller intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Owner Trust Estate conveyed by Seller to
Issuer hereunder, enforceable against creditors of and purchasers from Seller;
and each of this Agreement and the Basic Documents to which it is a party constitutes a legal, valid and binding obligation of Seller, enforceable against
Seller in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

      (e)   No Violation. The execution, delivery and performance by Seller of this Agreement and the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the organic documents of
Seller, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Seller is a party or by which Seller is bound or (iii) any law, order, rule or regulation applicable to Seller of any federal or state regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over Seller.

      (f)   No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Seller, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties (i) asserting the invalidity of this
Agreement, any other Basic Document, the Notes or the

                                       31

Certificates, (ii) seeking to prevent the issuance of the Notes or Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement, any other Basic
Document, the Notes or the Certificates, to the extent applicable, or (iv) that may materially and adversely affect the federal or state income, excise franchise or similar tax attributes of the Notes or the Certificates.

      (g)   Chief Executive Office. The chief executive office of Seller is [ ].

      SECTION 6.2 Continued Existence. During the term of this Agreement, subject to Section 6.4, Seller will keep in full force and effect its existence, rights and franchises as a limited liability company organized under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the
Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

      SECTION 6.3 [Reserved].

      SECTION 6.4 Merger or Consolidation of Seller; Assumption of the
Obligations of Seller. Any Person (a) into which Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which
Seller shall be a party or (c) which may succeed to the properties and assets of
Seller substantially as a whole, shall be the successor to Seller without the execution or filing of any document or any further act by any of the parties to this Agreement; provided that Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller if other than Special Purpose Entity, executes an agreement of assumption to perform every obligation of Seller under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 or 6.1 shall have been breached, (iii) Seller shall have delivered to Owner Trustee and Indenture
Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.4 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller shall have a consolidated net worth at least equal to that of the predecessor Seller, (v) such transaction will not result in a material adverse federal or state tax consequence to Issuer, the
Noteholders or the Certificateholders and (vi) unless Special Purpose Entity is the surviving entity, Seller shall have delivered to Owner Trustee and Indenture
Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

      SECTION 6.5 Limitation on Liability of Seller and Others. Seller and any
director or officer or employee or agent of Seller may rely in good faith on the advice of counsel or on any

                                       32

document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document (provided that such reliance shall not limit in any way Seller's obligations under Section 3.2).
Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this
Agreement, and that in its opinion may involve it in any expense or liability.

      SECTION 6.6 Seller May Own Certificates or Notes. Seller and any Affiliate
thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not
Seller or an Affiliate thereof, except as expressly provided herein or in any
Basic Document. Except as set forth herein or in the other Basic Documents,
Notes and Certificates so owned by or pledged to Seller or any such Affiliate shall have an equal and proportionate benefit under the provisions of this
Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

      SECTION 6.7 [Reserved].

                                  ARTICLE VII.

                                    SERVICER.

      SECTION 7.1 Representations of Servicer. Servicer makes the following representations on which Issuer is deemed to have relied in acquiring the
Receivables and the other properties and rights included in the Owner Trust
Estate. The representations speak as of the execution and delivery of the
Agreement and shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

      (a)   Organization and Good Standing. Servicer has been duly organized and is validly existing as a state banking corporation in good standing under the laws of the State of [ ], with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and shall have, the power, authority and legal right to service the Receivables and the other properties and rights included in the Owner Trust Estate.

      (b)   Due Qualification. Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the
Receivables as required by this Agreement) shall require such qualifications.

      (c)   Power and Authority. Servicer has the power, authority and legal right to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party have been duly authorized by Servicer by all necessary corporate action.

      (d)   No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement, the Basic

                                       33

Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, other than (i) as may be required under the blue sky or securities laws of any State or the Securities Act of 1933, as amended, and (ii) the filing of UCC financing statements.

      (e)   Binding Obligation. Each of this Agreement and the Basic Documents to which it is a party constitutes a legal, valid and binding obligation of
Servicer, enforceable against Servicer in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

      (f)   No Violation. The execution, delivery and performance by Servicer of this Agreement and the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under, or result in the creation or disposition of any Lien upon any of its material properties pursuant to the terms of, (i) the [certificate of incorporation] or bylaws of Servicer, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which
Servicer is a party or by which Servicer is bound or (iii) any law, order, rule or regulation applicable to Servicer of any federal or state regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over Servicer.

      (g)   No Proceedings. There are no proceedings or investigations pending, or, to Servicer's knowledge, threatened, before any court, regulatory body, administrative agency or tribunal or other governmental instrumentality having jurisdiction over Servicer or its properties (i) asserting the invalidity of this Agreement, any other Basic Document, the Notes or the Certificates, (ii)
seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Servicer of its obligations under, or the validity or enforceability of, this Agreement, any other Basic
Document, the Notes or the Certificates, to the extent applicable or (iv) that may materially and adversely affect the federal or state income, excise, franchise or similar tax attributes of the Notes or the Certificates.

      SECTION 7.2 Indemnities of Servicer. (a) Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by it under this Agreement.

      (b)   Servicer shall indemnify, defend and hold harmless Issuer, Owner
Trustee, Indenture Trustee, Seller, the Certificateholders and the Noteholders
and any of the respective officers, directors, employees and agents of Issuer,
Owner Trustee, Indenture Trustee or Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of, or imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith (other than errors in judgment) of Servicer in the performance of its obligations and duties under this Agreement or in the performance of the obligations and duties of any subservicer under any subservicing agreement.

                                       34

      (c)   Servicer shall indemnify, defend and hold harmless Issuer, Owner
Trustee, and Indenture Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this
Agreement or in the other Basic Documents, including any sales, gross receipts, general corporation, tangible or intangible personal property, franchise, privilege, or license taxes, or any taxes of any kind which may be asserted
(but, in the case of all indemnified Persons other than Issuer, not including any Federal or other income taxes arising out of transactions contemplated by this Agreement and the other Basic Documents) against the Issuer, and costs and expenses in defending against the same.

      (d)   Servicer shall indemnify, defend and hold harmless Issuer, Owner
Trustee, Indenture Trustee, Seller, Certificateholders and the Noteholders or
any of the respective officers, directors, employees and agents of Issuer, Owner
Trustee, Indenture Trustee or Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of or imposed upon any such Person as a result of any compensation payable to any subcustodian or subservicer (including any fees payable in connection with the release of any Receivable File from the custody of such subservicer or subcustodian or in connection with the termination of the servicing activities of such subservicer with respect to any
Receivable) whether pursuant to the terms of any subcustodian or subservicing agreement or otherwise.

      (e)   Servicer shall indemnify, defend and hold harmless Issuer, Owner
Trustee, Indenture Trustee, Seller, the Certificateholders and the Noteholders
or any of the respective directors, officers, employees and agents of Issuer,
Owner Trustee, Indenture Trustee and Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising out of or resulting from the use, ownership or operation of any Financed Vehicle.

      (f)   Servicer shall indemnify, defend and hold harmless Indenture Trustee and Owner Trustee and any of their respective officers, directors, employees and agents from any and all costs, expenses, losses, claims, damages and liabilities
(including reasonable attorneys' fees and expenses) to the extent arising out of the transactions contemplated by the Indenture, the Sale and Servicing Agreement
and the Administration Agreement unless such costs, expenses, losses, claims, damages and liabilities are due to the negligence, willful misfeasance or bad faith of the Indenture Trustee or Owner Trustee, respectively.

      (g)   Indemnification under this Section 7.2 shall survive the resignation or removal of Owner Trustee or Indenture Trustee and the termination of this
Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If Servicer shall have made any indemnity payments pursuant to this
Section 7.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Servicer, without interest.

      SECTION 7.3 Merger or Consolidation of Servicer; Assumption of the
Obligations of Servicer. Any Person (a) into which Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which
Servicer shall be a party, (c) which may

                                       35

succeed to the properties and assets of Servicer, substantially as a whole, or
(d) 50% of the voting stock of which is owned directly or indirectly by
[_______], may become the successor to Servicer; provided that, unless [_______]
is the surviving party to such transaction, Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Servicer if other than [_______], executes an agreement of assumption to perform every obligation of Servicer under this
Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.1 shall have been breached and no Servicer Termination Event, and no event that, after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing, (iii) Servicer shall have delivered to Owner Trustee and
Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 7.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Servicer shall have a consolidated net worth at least equal to that of the predecessor Servicer and
(v) such transaction will not result in a material adverse Federal or state tax consequence to Issuer, the Noteholders or the Certificateholders.

      SECTION 7.4 Limitation on Liability of Servicer and Others. (a) Neither
Servicer nor any of its directors, officers, employees or agents shall be under any liability to Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action by Servicer or any subservicer pursuant to this Agreement or for errors in judgment; provided that this provision shall not protect
Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties (except for errors in judgment) or by reason of reckless disregard of obligations and duties under this Agreement. Servicer or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

      (b)   Except as provided in this Agreement, Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall be incidental to its duties to service the Receivables in accordance with this
Agreement, and that in its opinion may involve it in any expense or liability;
provided that Servicer may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable in respect of the
Basic Documents to protect the interests of the Certificateholders under this
Agreement and the Noteholders under the Indenture. In such event, the legal expense and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer.

      SECTION 7.5 [ ] Not To Resign as Servicer. Subject to the provisions of
Section 7.3, [ ] hereby agrees not to resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties hereunder shall no longer be permissible under applicable law or if such resignation is required by regulatory authorities. Notice of any such determination permitting the resignation of [ ]
as Servicer shall be communicated to Owner Trustee and Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of

                                       36

Counsel to such effect delivered to Owner Trustee and Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the earlier of the date upon which Indenture Trustee or a
Successor Servicer has assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 8.2 or the date upon which any regulatory authority requires such resignation.

      SECTION 7.6 Existence. Subject to the provisions of Section 7.3, during the term of this Agreement, [ ] will keep in full force and effect its existence, rights and franchises as a [ ].

      SECTION 7.7 Servicer May Own Notes or Certificates. The Servicer, and any
Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to Servicer or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority or distinction as among all of the Notes and Certificates.

      SECTION 7.8 Use of Subservicers. Notwithstanding the foregoing, to the extent the Servicer engages any affiliate or third party vendor in connection with the performance of any of its duties under this Agreement, the Servicer shall immediately notify the Seller in writing of such engagement. To the extent the Seller notifies the Servicer and the Indenture Trustee that it has determined that any such affiliate or third party vendor is a Servicing Function
Participant, the Servicer shall cause such Servicing Function Participant to prepare a separate assessment and attestation report, as contemplated by Section
4.11 of this Agreement and deliver such report to the Indenture Trustee as set forth in Section 4.13 of this Agreement. In addition, to the extent the Seller notifies the Servicer and the Indenture Trustee that it has determined that any such Servicing Function Participant would be a "servicer" within the meaning of
Item 1101 of Regulation AB and meets the criteria in Item 1108(a)(2)(i), (ii) or
(iii) of Regulation AB (an "Additional Servicer"), the Servicer shall cause such
Additional Servicer to prepare a separate compliance statement as contemplated by Section 4.10 of this Agreement and deliver such statement to the Indenture
Trustee as set forth in Section 4.13 of this Agreement.

      In addition, if the Seller determines any such Servicing Function
Participant would be a "servicer" within the meaning of Item 1101 of Regulation
AB, the Servicer shall cause such Servicing Function Participant to provide the
Seller and the Indenture Trustee the information required by Section 1108(b) and
1108(c) of Regulation AB within two Business Days following such engagement. To the extent the Servicer terminates any such Servicing Function Participant that the Seller has determined is a "servicer" within the meaning of Item 1101 of
Regulation AB, the Servicer shall provide the Seller and the Indenture Trustee the information required to enable them Indenture Trustee to accurately and timely report such event under Item 6.02 of Form 8-K (if the Trust's Exchange
Act reporting requirements have not been suspended pursuant to Section 15(d) of the Exchange Act as set forth in Section 7.8.

                                  ARTICLE VIII.

                          SERVICER TERMINATION EVENTS.

      SECTION 8.1 Servicer Termination Event. If any one of the following events
(a "Servicer Termination Event") shall occur and be continuing:

                                       37

      (a)   any failure by Servicer to deliver to Indenture Trustee and Owner
Trustee the Servicer's Report in accordance with Section 4.9, or any failure by
Servicer to deliver to Indenture Trustee or Owner Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct Indenture Trustee or Owner Trustee to make any required distributions therefrom [that shall continue unremedied for a period of five (5)
Business Days after written notice of such failure is received by Servicer from
Owner Trustee or Indenture Trustee or after discovery of such failure by an
Authorized Officer of Servicer]; or

      (b)   failure on the part of Servicer to duly observe or to perform in any material respect any other covenants or agreements of Servicer set forth in this
Agreement or any other Basic Document to which it is a party, which failure shall[ (i)] materially and adversely affect the rights of either the
Certificateholders or Noteholders [and (ii) continue unremedied for a period of
60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to Servicer by Owner Trustee or
Indenture Trustee or (B) to Servicer and to Owner Trustee and Indenture Trustee
by the Holders of Notes evidencing [not less than 25%] of the Outstanding Amount of the Notes or Holders of Certificates [evidencing not less than 25%] of the outstanding Certificate Balance, as applicable (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default;
provided that such default is capable of remedy within 120 days and Servicer delivers an Officer's Certificate to Owner Trustee and Indenture Trustee to such effect and to the effect that Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default)]; or

      (c)   an Insolvency Event occurs with respect to Servicer, the Transferor or any of their respective successors;

then, [and in each and every case, so long as any Servicer Termination Event shall not have been remedied, either Indenture Trustee, or the Holders of Notes evidencing greater than 50% of the Outstanding Amount of the Notes (or, if no
Notes are then Outstanding, either the Owner Trustee or the Holders of
Certificates evidencing greater than 50% of the Certificate Balance), by notice then given in writing to Servicer (and to Owner Trustee or Indenture Trustee, as
applicable, if given by the Holders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.2) of Servicer under this Agreement]. On or after the receipt by Servicer of such written notice, all authority and power of Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in Indenture Trustee or such
Successor Servicer as may be appointed under Section 8.2; and, without limitation, Indenture Trustee and Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the Successor Servicer, Indenture
Trustee and Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable. Servicer shall promptly transfer its electronic records relating to the Receivables to

                                       38

the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued
servicing of the Receivables in the manner and at such times as the Successor
Servicer shall reasonably request. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.1 shall be paid by the predecessor
Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Termination
Event, Indenture Trustee shall give notice thereof to the Rating Agencies.

      SECTION 8.2 Appointment of Successor. (a) Upon Servicer's receipt of notice of termination, pursuant to Section 8.1 or Servicer's resignation (if and to the extent permitted in accordance with the terms of this Agreement), the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (i) the date 45 days from the delivery to Owner Trustee and
Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of Servicer's termination or resignation hereunder, Indenture Trustee shall appoint a Successor Servicer, and the Successor Servicer shall accept its appointment by a written assumption in form acceptable to Owner Trustee and
Indenture Trustee. In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 8.2, Indenture Trustee without further action shall automatically be appointed the Successor Servicer and Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, Indenture Trustee shall, if it shall be unwilling or unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of motor vehicle receivables, as the successor to Servicer under this
Agreement; provided, that the appointment of any such Successor Servicer will not result in the withdrawal or reduction of the outstanding rating assigned to the Certificates or Notes by any Rating Agency.

      (b)   Upon appointment, the Successor Servicer (including Indenture
Trustee acting as Successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this
Agreement. No Successor Servicer shall be liable for any acts or omissions of any predecessor Servicer.

      (c)   A transfer of servicing hereunder shall not affect the rights and duties of the parties hereunder other than those relating to the management, administration, servicing, custody or collection of the Receivables and the other rights and properties included in the Owner Trust Estate. The Successor
Servicer shall, upon its appointment pursuant to this Section 8.2 and as part of its duties and responsibilities under this Agreement, promptly take all action it deems necessary or appropriate so that the predecessor Servicer (in whatever capacity) is paid or

                                       39

reimbursed all amounts it is entitled to receive under this Agreement on each
Distribution Date subsequent to the date on which it is terminated as Servicer hereunder. Without limiting the generality of the foregoing, the predecessor
Servicer will be entitled to receive all accrued and unpaid Servicing Fees through and including the effective date of the termination of the predecessor
Servicer.

      SECTION 8.3 Payment of Servicing Fee. If Servicer shall be replaced, the predecessor Servicer shall be entitled to receive any accrued and unpaid
Servicing Fees through the date of the Successor Servicer's acceptance hereunder and any Supplemental Servicing Fees accrued and unpaid or received prior to such date, in each case, in accordance with Section 4.8.

      SECTION 8.4 Notification to Noteholders and Certificateholders. Upon any
termination of, or appointment of a successor to, Servicer pursuant to this
Article VIII, Owner Trustee shall give prompt written notice thereof to
Certificateholders and Indenture Trustee shall give prompt written notice thereof to Noteholders subject to the Rating Agency Condition.

      SECTION 8.5 Waiver of Past Defaults. The Holders of Notes evidencing [not less than a majority] of the Outstanding Amount of the Notes (or the Holders of
Certificates evidencing [not less than a majority] of the outstanding
Certificate Balance, as applicable, in the case of any default which does not adversely affect Indenture Trustee or the Noteholders) may, on behalf of all
Noteholders and Certificateholders, waive in writing any default by Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this
Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX.

                                  TERMINATION.

      SECTION 9.1 Optional Purchase of All Receivables; Termination Notice. (a)
On the last day of any Collection Period immediately preceding a Determination
Date as of which the then outstanding Pool Balance is [10]% or less of the
Original Pool Balance, Servicer shall have the option to purchase the Owner
Trust Estate, other than the Trust Accounts, and the Certificate Distribution
Account and any funds or investments therein. To exercise such option, Servicer shall deposit pursuant to Section 5.4 in the Collection Account an amount which, when added to the amounts on deposit in the Collection Account for such
Distribution Date, equals the sum of (i) the unpaid principal amount of the then outstanding Class B Notes, plus accrued and unpaid interest thereon, plus (ii)
the Certificate Balance plus accrued and unpaid interest thereon. The Class B
Notes and the Certificates will be redeemed concurrently therewith.

      (b)   Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the
Certificateholders will succeed to the rights of the Noteholders hereunder.

                                       40

      (c)   Notice of any termination of Issuer shall be given by Servicer to
Owner Trustee, Indenture Trustee and the Rating Agencies as soon as practicable after Servicer has received notice thereof.

                                   ARTICLE X.

                         COMPLIANCE WITH REGULATION AB.

      SECTION 10.1      Intent of the Parties; Reasonableness. The Seller, the
Indenture Trustee and the Servicer acknowledge and agree that the purpose of this Article X is to facilitate compliance by the Seller with the provisions of
Regulation AB and related rules and regulations of the Commission. The Seller shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Seller's compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities
Act). The Indenture Trustee agrees to cooperate in good faith with any reasonable request by the Seller for information regarding the Indenture Trustee which is required in order to enable the Seller to comply with the provisions of
Items 1103(a)(1), 1109(a), 1109(b), 1117, 1118, 1119 and 1122 of Regulation AB
as it relates to the Indenture Trustee or to the Indenture Trustee's obligations under this Agreement. The Servicer shall cooperate fully with the Seller to deliver to the Seller (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller to permit the Seller to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and the Accounts, or the servicing of the Receivables, reasonably believed by the Seller to be necessary in order to effect such compliance.

      SECTION 10.2      Additional Representations and Warranties of the
Indenture Trustee. The Indenture Trustee shall be deemed to represent to the
Seller, as of the date on which information is provided to the Seller under
Section 4.13(g) that, except as disclosed in writing to the Seller prior to such date to the best of its knowledge: (i) neither the execution, delivery and performance by the Indenture Trustee of this Agreement, the performance by the
Indenture Trustee of its obligations under this Agreement nor the consummation of any of the transactions by the Indenture Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Indenture Trustee's ability to perform its obligations under this Agreement, or of any judgment or order applicable to the Indenture Trustee; and (ii) there are no proceedings pending or threatened against the Indenture Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the Indenture Trustee to enter into this Agreement or to perform its obligations under this Agreement.

                                       41

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS.

      SECTION 11.1      Amendment. (a) This Agreement may be amended by Seller,
Servicer, Owner Trustee and Indenture Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the
Certificateholders:

            (i)   to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders;
                  provided that such action shall not, as evidenced by an
                  Opinion of Counsel delivered to Owner Trustee and Indenture
                  Trustee, adversely affect in any material respect the
                  interests of any Noteholder or Certificateholder; and

            (ii)  to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to
                  Issuer of all or any portion of the Receivables to be
                  derecognized under generally accepted accounting principles
                  ("GAAP") by ---- Seller to Issuer, (b) Issuer to avoid
                  becoming a member of Seller's or the Transferor's consolidated group under GAAP or (c) the Seller, the Transferor or any of their Affiliates to otherwise comply with or obtain more
                  favorable treatment under any law or regulation or any
                  accounting rule or principle; it being a condition to any such amendment that each Rating Agency will have notified the
                  Seller, the Servicer, the Indenture Trustee and the Owner
                  Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Notes or Certificates with respect to which it is a Rating Agency.

      (b)   This Agreement may also be amended from time to time by Seller,
Servicer, Owner Trustee and Indenture Trustee, with the consent of the Holders of Notes evidencing [not less than a majority] of the Outstanding Amount of the
Notes and the consent of the Holders of

                                       42

Certificates evidencing [not less than a majority] of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the
Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of
which are required to consent to any such amendment, without the consent of the
Holders of all the outstanding Notes and the Holders of all the outstanding
Certificates of each class affected thereby.

      (c)   Prior to the execution of any such amendment or consent, Servicer shall furnish written notification of the substance of such amendment or consent to each Rating Agency. Promptly after the execution of any such amendment or consent, Servicer shall furnish written notification of the substance of such amendment or consent to each Noteholder and Certificateholder.

      (d)   It shall not be necessary for the consent of Certificateholders or
Noteholders pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

      (e)   Prior to the execution of any amendment to this Agreement, Owner
Trustee and Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 11.2(i)(1) has been delivered. Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects Owner Trustee's or Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

      SECTION 11.2      Protection of Title to Trust Property. (a) Seller shall
execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law to fully preserve, maintain and protect the interest of Issuer and the interests of Indenture Trustee in the Receivables and the proceeds thereof. Seller shall deliver (or cause to be delivered) to Owner Trustee and
Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b)   Neither Seller nor Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-503 of the UCC, unless it shall have given Owner Trustee and Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

      (c)   Each of Seller and Servicer shall have an obligation to give Owner
Trustee and Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive

                                       43

office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

      (d)   Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such
Receivable.

      (e)   Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of Issuer and Indenture Trustee in such
Receivable and that such Receivable is owned by Issuer and has been pledged to
Indenture Trustee pursuant to the Indenture. Indication of Issuer's and
Indenture Trustee's interest in a Receivable shall be deleted from or modified on Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or purchased by Servicer.

      (f)   If at any time Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by Issuer and has been pledged to
Indenture Trustee.

      (g)   Servicer shall permit Indenture Trustee, Owner Trustee and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from Servicer's records regarding any Receivable.

      (h)   Upon request at any time Owner Trustee or Indenture Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement or any of the Basic
Documents, Servicer shall furnish to Owner Trustee or to Indenture Trustee, within thirty (30) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of Servicer's Reports furnished before such request indicating removal of Receivables from Issuer.

      (i)   Servicer shall deliver to Owner Trustee and Indenture Trustee:

            (1)   promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Issuer and Indenture

                                       44

      Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
      (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an
Opinion of Counsel, dated as of a date during such 120-day period, either (A)
stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Issuer and Indenture Trustee in the
Receivables, and reciting the details of such filings or referring to prior
Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect the interest of Issuer and Indenture Trustee in the
Receivables.

      (j)   Servicer shall, to the extent required by applicable law, cause the
Certificates and the Notes to be registered with the Commission pursuant to
Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

      SECTION 11.3      Notices. All demands, notices and communications upon
or to Seller, Servicer, Owner Trustee, Indenture Trustee or the Rating Agencies
under this Agreement shall be in writing, personally delivered, sent by overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of Seller, to BAS Securitization LLC, Bank of America Corporate Center, Charlotte, NC
28255, Attention: _________, (b) in the case of Servicer, to [ ], Attention:
_____________, (c) in the case of Issuer or Owner Trustee, at the Corporate
Trust Office, (d) in the case of Indenture Trustee, at the Corporate Trust
Office, [(e) in the case of Moody's, to Moody's Investors Service, Inc., to 99
Church Street, New York, New York 10007, Attention of Asset Backed Securities
Group, (f) in the case of Standard & Poor's, to Standard & Poor's Ratings
Service, a division of The McGraw-Hill Companies, Inc., 25 Broadway (15th
Floor), New York, New York 10004, Attention of Asset Backed Surveillance
Department, and (g) in the case of Fitch, to Fitch Information Services, Inc.,
1201 East 7th Street, Powell, Wyoming 82435.] Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note
Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

      SECTION 11.4      Assignment. Notwithstanding anything to the contrary
contained herein, except as provided in Sections 3.4, 4.1, 6.4 and 7.3 and as provided in the provisions of this Agreement concerning the resignation of
Servicer, this Agreement may not be assigned by Seller or Servicer without the prior written consent of the Owner Trustee, Indenture Trustee, the Noteholders
evidencing not less than 66 2/3% of the Outstanding Amount of the Notes and the
Certificateholders evidencing not less than 66 2/3% of the outstanding
Certificate Balance.

                                       45

      SECTION 11.5      Limitations on Rights of Others. The provisions of this
Agreement are solely for the benefit of Seller, Servicer, Issuer, Owner Trustee and for the benefit of the Certificateholders and the Noteholders, as third-party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this
Agreement or any covenants, conditions or provisions contained herein.

      SECTION 11.6      Severability. Any provision of this Agreement that is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not create or render unenforceable such provision in any other jurisdiction.

      SECTION 11.7      Separate Counterparts. This Agreement may be executed by
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 11.8      Headings. The headings of the various Articles and
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      SECTION 11.9      Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 11.10     Assignment to Indenture Trustee. Seller hereby
acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by Issuer to Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of Issuer in, to and under the Receivables and/or the assignment of any or all of Issuer's rights and obligations hereunder to Indenture Trustee.

      SECTION 11.11     Nonpetition Covenant. Notwithstanding any prior
termination of this Agreement, Servicer and Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to Issuer, acquiesce, petition or otherwise invoke or cause Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Issuer.

      SECTION 11.12     Limitation of Liability of Owner Trustee and Indenture
Trustee. (a) Notwithstanding anything contained herein to the contrary, this
Agreement has been countersigned by [_________________] not in its individual capacity but solely in its capacity as Owner Trustee of Issuer and in no event shall [ ] in its individual capacity or, except as expressly provided in the
Trust Agreement, as Owner Trustee have any liability for the representations,

                                       46

warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of Issuer hereunder, Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

      (b)   Notwithstanding anything contained herein to the contrary, this
Agreement has been accepted by [_________________] not in its individual capacity but solely as Indenture Trustee and in no event shall
[_________________] have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer.

      SECTION 11.13     Further Assurances. Seller and the Servicer agree to do
and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by Owner Trustee or
Indenture Trustee to more fully effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

      SECTION 11.14     No Waiver; Cumulative Remedies. No failure to exercise
and no delay in exercising, on the part of the Owner Trustee, Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 11.15     Insolvency. The Servicer, Seller and Indenture Trustee
shall each notify the Seller and the Indenture Trustee of any of the events enumerated in Item 1.03 of Form 8-K with respect to any of the Servicer, Seller or Indenture Trustee at least two Business Days prior to the effective date thereof and shall provide the Seller and the Indenture Trustee with all information required by the Seller to comply with its reporting obligation under
Item 1.03 of Form 8-K not later than the effective date of any such event.

      SECTION 11.16     Regulation AB Compliance; Intent of Parties;
Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Seller in good faith for delivery of information under these provisions on the basis of evolving interpretations of
Regulation AB. In connection with the Issuer, the Servicer, the Owner Trustee and the Indenture Trustee shall cooperate fully with the Seller to deliver to the Seller (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Seller to permit the Seller to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and the Indenture Trustee, as applicable, reasonably believed by the Seller to be necessary in order to effect such compliance.

                                       47

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                   [                             ]
                                   [By:_________________________, not in its
                                   individual capacity, but solely as
                                   Owner Trustee]

                                   By:_______________________________________
                                   Name:
                                   Title:

                                   BAS SECURITIZATION LLC
                                   Seller

                                   By:_______________________________________
                                   Name:
                                   Title:

                                   [                             ],
                                   Servicer,

                                   By:_______________________________________
                                   Name:
                                   Title:

______________________, not in its
individual capacity but solely as
Indenture Trustee,

By:_______________________________
Name:
Title:

                                       48

                                                                      SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                (Delivered on Disk to Trustee and Owner Trustee)

                                  Schedule A-1

                                  Schedule A-1

                                   SCHEDULE B

                          LOCATION OF RECEIVABLES FILES

      The Receivables sold by the Transferor to Seller and sold by Seller to
Issuer are located at the offices of such Seller Affiliate listed below.

[                  ]

                                  Schedule B-1

                                  Schedule B-1

                                                                       EXHIBIT A

                            FORM OF SERVICER'S REPORT

                                   Exhibit A-1

                                   Exhibit A-1

                                                                       EXHIBIT B

                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                   Exhibit B-1

                                   Exhibit B-1

                                                                       EXHIBIT C

                     FORM OF MONTHLY NOTEHOLDERS' STATEMENT

                                   Exhibit C-1

                                   Exhibit C-1

                                   EXHIBIT D

                             Form of Certification

      I, [________], a [_____________] of [__________] (the "Servicer"), certify that:

1.    I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
      Form 10-K of the [________] Trust (the "Exchange Act Periodic Reports");

2.    Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.    I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under
      Item 1123 of Regulation AB, and except as disclosed in the Exchange Act
      Periodic Reports, the servicer has fulfilled its obligations under the sale and servicing agreement, dated __________ ___, 20___, among [___], as issuer, BAS Securitization LLC, as seller, [__________], as servicer, and
      [__________], as indenture trustee; and

5.    All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
      1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [___________].

                                     [_________], 20

                                           By:__________________________________
                                              Name:
                                              Title:

                                   Exhibit D-1

                                    EXHIBIT E

                              FORM OF CERTIFICATION

      The Indenture Trustee hereby certifies to the Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.    I have reviewed the annual report on Form 10-K for the fiscal year [___]
      (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the
      Annual Report, the "Reports"), of the Trust;

2.    To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

3.    To my knowledge, the distribution information required to be provided by the Indenture Trustee under the sale and servicing agreement, dated
      __________ ___, 20___, among [___], as issuer, BAS Securitization LLC, as seller, [__________], as servicer, and [__________], as indenture trustee
      (the "Sale and Servicing Agreement") for inclusion in the Reports is included in the Reports;

4.    I am responsible for reviewing the activities performed by the Indenture
      Trustee under the Sale and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Indenture Trustee required in the Annual Report under
      Item 1123 of Regulation AB, and except as disclosed in the Reports, the
      Indenture Trustee has fulfilled its obligations under the Sale and
      Servicing Agreement in all material respects; and

5.    The report on assessment of compliance with servicing criteria for asset-backed securities of the Indenture Trustee and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the
      Annual Report.

                                     [____________]
                                     as Indenture Trustee

                                           By:__________________________________
                                              Name:
                                              Title:

                                   Exhibit E-1

                                    EXHIBIT F

                           Relevant Servicing Criteria

----------------------------------------------------------------------------------------------------------------------
                                 SERVICING CRITERIA                                        PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
       REFERENCE                                  CRITERIA

----------------------------------------------------------------------------------------------------------------------
                                      GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)          Policies and procedures are instituted to monitor any            Servicer and Indenture Trustee
                       performance or other triggers and events of default in
                       accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to third     Servicer and Indenture Trustee
                       parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to maintain a     Not applicable
                       back-up servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in effect     Servicer
                       on the party participating in the servicing function
                       throughout the reporting period in the amount of coverage
                       required by and otherwise in accordance with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                     CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)          Payments on mortgage loans are deposited into the appropriate    Servicer and Indenture Trustee
                       custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an obligor     Servicer and Indenture Trustee
                       or to an investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections, cash      Servicer and Indenture Trustee
                       flows or distributions, and any interest or other fees
                       charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)         The related accounts for the transaction, such as cash reserve   Indenture Trustee
                       accounts or accounts established as a form of                    and Servicer
                       overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                   Exhibit F-1

----------------------------------------------------------------------------------------------------------------------
                                 SERVICING CRITERIA                                        PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
       REFERENCE                                  CRITERIA

----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally insured      Servicer and Indenture Trustee
                       depository institution as set forth in the transaction
                       agreements.  For purposes of this criterion, "federally
                       insured depository institution" with respect to a foreign
                       financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                       Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent                 Servicer and Indenture Trustee
                       unauthorized access.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all          Servicer and Indenture Trustee
                       asset-backed securities related bank accounts, including
                       custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                       agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original
                       identification, or such other number of
                       days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                     INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with the       Servicer and Indenture Trustee
                       Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                       Specifically, such reports (A) are prepared in accordance
                       with timeframes and other terms set forth in the
                       transaction agreements; (B) provide information
                       calculated in accordance with the terms specified in the
                       transaction agreements; (C) are filed with the Commission
                       as required by its rules and regulations; and (D) agree
                       with investors' or the trustee's records as to the total
                       unpaid principal balance and number of mortgage loans
                       serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in           Servicer and Indenture Trustee
                       accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)        Disbursements made to an investor are posted within two          Servicer and Indenture Trustee
                       business days to the Servicer's investor records, or such
                       other number of days specified in the transaction
                       agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)         Amounts remitted to investors per the investor reports agree     Servicer and Indenture Trustee
                       with cancelled checks, or other form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------------------------------

                                   Exhibit F-2

----------------------------------------------------------------------------------------------------------------------
                                 SERVICING CRITERIA                                        PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
       REFERENCE                                  CRITERIA

----------------------------------------------------------------------------------------------------------------------
                                         POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)          Collateral or security on mortgage loans is maintained as        Custodian and Servicer
                       required by the transaction agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)         Mortgage loan and related documents are safeguarded as           Custodian and Servicer
                       required by the transaction agreements
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool       Servicer
                       are made, reviewed and approved in accordance with any
                       conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)         Payments on mortgage loans, including any payoffs, made in       Servicer
                       accordance with the related mortgage loan documents are
                       posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                       accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)          The Servicer's records regarding the mortgage loans agree        Servicer
                       with the Servicer's records with respect to an obligor's
                       unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an obligor's      Servicer
                       mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                       accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance plans,    Servicer
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                       requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained during     Servicer
                       the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's
                       activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------

                                   Exhibit F-3

----------------------------------------------------------------------------------------------------------------------
                                 SERVICING CRITERIA                                        PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
       REFERENCE                                  CRITERIA

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)         Adjustments to interest rates or rates of return for mortgage    Servicer
                       loans with variable rates are computed based on the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)          Regarding any funds held in trust for an obligor (such as        Servicer
                       escrow accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                       transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                       mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)         Payments made on behalf of an obligor (such as tax or            Servicer
                       insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                       been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment        Servicer
                       to  be made on behalf of an obligor are paid from the
                       servicer's funds and not charged to the obligor, unless
                       the late payment was due to the obligor's error or
                       omission.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are posted within     Servicer
                       two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts are        Servicer and Indenture Trustee
                       recognized and recorded in accordance with the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support, identified in         Servicer and Indenture Trustee
                       Item  1114(a)(1) through (3) or Item 1115 of Regulation
                       AB, is maintained as set forth in the transaction
                       agreements.
----------------------------------------------------------------------------------------------------------------------

                                   Exhibit F-4

                                   EXHIBIT G-1

                         Additional Form 10-D Disclosure

----------------------------------------------------------------------------------------------------------------------
                     ITEM ON FORM 10-D                                          PARTY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------

Item 1: Distribution and Pool Performance Information        Servicer and Indenture Trustee

Any information required by 1121 which is NOT included on
the Monthly Statement
----------------------------------------------------------------------------------------------------------------------
Item 2: Legal Proceedings per Item 1117 of Reg AB            (i) All parties to the SSA (as to themselves), (ii) the
                                                             Servicer and Indenture Trustee as to the issuing entity,
                                                             (iii) the Seller as to the sponsor, any 1106(b)
                                                             originator, any 1100(d)(1) party
----------------------------------------------------------------------------------------------------------------------
Item 3:  Sale of Securities and Use of Proceeds              Seller
----------------------------------------------------------------------------------------------------------------------
Item 4:  Defaults Upon Senior Securities                     Indenture Trustee
----------------------------------------------------------------------------------------------------------------------
Item 5:  Submission of Matters to a Vote of Security         Indenture Trustee
Holders
----------------------------------------------------------------------------------------------------------------------
Item 6:  Significant Obligors of Pool Assets                 Seller / Servicer
----------------------------------------------------------------------------------------------------------------------
Item 7: Significant Enhancement Provider                     As to information required pursuant to Item 1114(b)(2),
Information                                                  Seller and, as to information required pursuant to
                                                             Item 1115(b), Indenture Trustee
----------------------------------------------------------------------------------------------------------------------
Item 8:  Other Information                                   Any party responsible for disclosure items on Form 8-K
----------------------------------------------------------------------------------------------------------------------
Item 9:  Exhibits                                            Indenture Trustee
----------------------------------------------------------------------------------------------------------------------

                                  Exhibit G-1-1

                                   EXHIBIT G-2

                         Additional Form 10-K Disclosure

-----------------------------------------------------------------------------------------------------------------------
                     ITEM ON FORM 10-K                                           PARTY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------------

Item 1B: Unresolved Staff Comments                            Seller
-----------------------------------------------------------------------------------------------------------------------
Item 9B:  Other Information                                   Any party responsible for disclosure items on Form 8-K
-----------------------------------------------------------------------------------------------------------------------
Item 15:  Exhibits, Financial Statement Schedules             Indenture Trustee/Seller
-----------------------------------------------------------------------------------------------------------------------
Additional Item:  Disclosure per Item 1117 of Reg AB          (i) All parties to the SSA (as to themselves), (ii) the
                                                              Servicer and Indenture Trustee as to the issuing entity,
                                                              (iii) the Seller as to the sponsor, any 1106(b)
                                                              originator, any 1100(d)(1) party
-----------------------------------------------------------------------------------------------------------------------
Additional Item:  Disclosure per Item 1119 of Reg AB          (i) All parties to the Pooling and Servicing Agreement
                                                              as to themselves, (ii) the Seller as to he sponsor,
                                                              originator, significant obligor, enhancement or support
                                                              provider
-----------------------------------------------------------------------------------------------------------------------
Additional Item:  Disclosure per Item 1112(b) of Reg AB       Seller / Servicer
-----------------------------------------------------------------------------------------------------------------------
Additional Item:  Disclosure per Items 1114(b)(2) and         As to information required pursuant to Item 1114(b)(2),
1115(b) of Reg AB                                             Seller and, as to information required pursuant to Item
                                                              1115(b), Indenture Trustee
-----------------------------------------------------------------------------------------------------------------------
Item 1B: Unresolved Staff Comments                            Seller
-----------------------------------------------------------------------------------------------------------------------

                                  Exhibit G-2-1

                                   EXHIBIT G-3

                               Form 8-K Disclosure

---------------------------------------------------------------------------------------------------------------
                   ITEM ON FORM 8-K                                         PARTY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------

Item 1.01:  Entry into a Material Definitive Agreement     All parties
---------------------------------------------------------------------------------------------------------------
Item 1.02:  Termination of a Material Definitive           All parties
Agreement
---------------------------------------------------------------------------------------------------------------
Item 1.03:  Bankruptcy or Receivership                     Seller
---------------------------------------------------------------------------------------------------------------
Item 2.04:  Triggering Events that Accelerate or           Seller
Increase a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement
---------------------------------------------------------------------------------------------------------------
Item 3.03:  Material Modification to Rights of             Indenture Trustee
Security Holders
---------------------------------------------------------------------------------------------------------------
Item 5.03:  Amendments of Articles of Incorporation or     Seller
Bylaws; Change of Fiscal Year
---------------------------------------------------------------------------------------------------------------
Item 6.01:  ABS Informational and Computational            Seller
Material
---------------------------------------------------------------------------------------------------------------
Item 6.02:  Change of Servicer or Securities               Servicer and Indenture Trustee
Administrator
---------------------------------------------------------------------------------------------------------------
Item 6.03:  Change in Credit Enhancement or External       As to material enhancement of support specified in
Support                                                    Item 1114(a)(1) through (3), Seller/Trustee and,
                                                           as to material enhancement or support specified in
                                                           Item 1115, Indenture Trustee
---------------------------------------------------------------------------------------------------------------
Item 6.04:  Failure to Make a Required Distribution        Indenture Trustee
---------------------------------------------------------------------------------------------------------------
Item 6.05:  Securities Act Updating Disclosure             Seller
---------------------------------------------------------------------------------------------------------------
Item 7.01:  Reg FD Disclosure                              Seller
---------------------------------------------------------------------------------------------------------------
Item 8.01                                                  Seller
---------------------------------------------------------------------------------------------------------------
Item 9.01                                                  Seller
---------------------------------------------------------------------------------------------------------------

                                  Exhibit G-3-1

                                   APPENDIX X

                                   DEFINITIONS

      "Act" is defined in Section 11.3(a) of the Indenture.

      "Actuarial Receivable" means a Receivable that provides for (i)
amortization of the loan over a series of fixed level payment monthly installments and (ii) each monthly installment, including the monthly installment representing the final payment on the Receivable, to consist of an amount of interest equal to 1/12 of the Contract Rate of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly installment.

      "Additional Form 10-D Information" is defined in Section 4.13(b).

      "Additional Form 10-K Information" is defined in Section 4.13(c).

      "Additional Principal Distributable Amount" means, for any Distribution
Date, the excess of (a) the sum of the Outstanding Amount of the Notes plus the
Certificate Balance before giving effect to the distributions on such
Distribution Date over (b) the sum of (i) the Pool Balance as of the close of business on the last day of the related Collection Period plus (ii) the sum of the amounts deposited into the Note Distribution Account and the Certificate
Distribution Account in respect of the Principal Distribution Amount for such
Distribution Date.

      "Additional Servicer" is defined in Section 7.8.

      "Additional Servicing" means, for each Distribution Date, an amount equal to the lesser of (i) the amount by which (A) the aggregate amount of the
Servicing Fee for such Distribution Date and all prior Distribution Dates exceeds (B) the aggregate amount of Additional Servicing paid to the Servicer on all prior Distribution Dates and (ii) the amount, if any, by which (A) the sum of Available Interest and Available Principal for such Distribution Date exceeds
(B) the sum, without duplication of (x) the Servicing Fee paid on such
Distribution Date with respect to the related Collection Period and any accrued and unpaid Servicing Fee for prior Collection Periods, (y) all amounts required to be distributed to the Noteholders and the Certificateholders on such
Distribution Date, and (z) the amount, if any, deposited in the Reserve Account on such Distribution Date.

      "Administration Agreement" means the Administration Agreement among
[__________], as Administrator, [___________] Auto Receivables Trust [ ] - [ ],
as Issuer, and [_____________], as Indenture Trustee, as the same may be amended and supplemented from time to time.

      "Administration Fee" is defined in Section 4 of the Administration
Agreement.

      "Administrator" means [__________] and each successor Administrator.

      "Affiliate" means, with respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person.
For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such
Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing. A Person shall not be deemed to be an Affiliate of any specified Person solely because such other
Person has the contractual right or obligation to manage such specified Person or act as servicer with respect to the financial assets

of such specified Person unless such other Person controls the specified Person through equity ownership or otherwise.

      "Authenticating Agent" is defined in Section 2.13 of the Indenture.

      "Authorized Officer" means, with respect to Issuer and Servicer, any officer of Owner Trustee or Servicer, as applicable, who is authorized to act for Owner Trustee or Servicer, as applicable, in matters relating to Issuer and who is identified on the list of Authorized Officers delivered by each of Owner
Trustee and Servicer to Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

      "Available Interest" means, for any Distribution Date, the sum of the following amounts for the related Collection Period: (a) that portion of the
Collections on the Receivables received during such Collection Period that is allocable to interest in accordance with Servicer's customary servicing procedures, (b) all Liquidation Proceeds received during the related Collection
Period and (c) the Purchase Amounts, to the extent allocable to accrued interest, of all Receivables that are purchased by Servicer as of the last day of the related Collection Period. "Available Interest" for any Distribution Date
shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

      "Available Principal" means, for any Distribution Date, the sum of the following amounts with respect to the related Collection Period: (a) that portion of all Collections on the Receivables received during such Collection
Period that is allocable to principal in accordance with Servicer's customary servicing procedures and (b) the Purchase Amounts, to the extent attributable to principal, of all Receivables purchased by Servicer as of the last day of the related Collection Period. Available Principal on any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

      "Bank Regulatory Authorities" means the Federal Reserve Board, the Federal
Deposit Insurance Corporation and Office of the Comptroller of Currency.

      "Basic Documents" means the Federal Reserve Board, the Federal Deposit
Insurance Corporation and Office of the Comptroller Currency.

      "Basic Documents" means the Purchase Agreement, the Security Agreement, the Indenture, the Depository Agreements, the Sale and Servicing Agreement, the
Trust Agreement, the Administration Agreement, the Notes, [the Certificates] and
other documents and certificates delivered in connection therewith.

      "Benefit Plan" is defined in Section 11.12 of the Trust Agreement.

      "Book Entry Certificate" means a beneficial interest in the Certificates, ownership of which shall be evidenced and transfers of which shall be made, through book entries by a Clearing Agency as described in Section 3.11 of the
Trust Agreement.

                               Appendix X, Page 2

      "Book Entry Note" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

      "Business Day" means a day that is not a Saturday or a Sunday and that in the States of North Carolina, [ ] and the State in which the Corporate Trust
Office is located is neither a legal holiday nor a day on which banking institutions are authorized by law, regulation or executive order to be closed.

      "Certificate" means a certificate evidencing the beneficial interest of a
Certificateholder in the Trust, substantially in the form of Exhibit A to the
Trust Agreement.

      "Certificate Account Property" means the Certificate Distribution Account, all amounts and investments held from time to time therein (whether in the form of deposit account, Physical Property, book entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

      "Certificate Balance" equals, initially, $[__________] and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

      "Certificate Depository Agreement" means the agreement among the Trust,
Owner Trustee, Servicer and The Depository Trust Company, as the initial
Clearing Agency, dated as of the Closing Date, relating to the Certificates, substantially in the form attached as Exhibit B to the Trust Agreement, as the same may be amended and supplemented from time to time.

      "Certificate Distribution Account" is defined in Section 5.1 of the Trust
Agreement.

      "Certificate Pool Factor" as of the close of business on a Distribution
Date means a seven-digit decimal figure equal to the Certificate Balance (after giving effect to distributions made on such date) divided by the initial
Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the
Cutoff Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

      "Certificate Rate" means [____]% per annum (computed on the basis of a
360-day year of twelve 30 day months).

      "Certificate Register" and "Certificate Registrar" means the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust
Agreement.

      "Certificateholder" means the Person in whose name a Certificate is registered on the Certificate Register.

      "Certificateholders' Interest Carryover Shortfall" means, for any
Distribution Date, the excess of the Certificateholders' Monthly Interest
Distributable Amount for the preceding Distribution Date and any outstanding
Certificateholders' Interest Carryover Shortfall on such preceding Distribution
Date, over the amount in respect of interest at the Certificate Rate that is actually deposited in the Certificate Distribution Account on such preceding
Distribution Date,

                               Appendix X, Page 3

plus interest on such excess, to the extent permitted by law, in an amount equal to the product of one-twelfth multiplied by the Certificate Rate multiplied by the amount of such excess.

      "Certificateholders' Interest Distributable Amount" means, for any
Distribution Date, the sum of the Certificateholders' Monthly Interest
Distributable Amount for such Distribution Date and the Certificateholders'
Interest Carryover Shortfall for such Distribution Date.

      "Certificateholders' Monthly Interest Distributable Amount" means, for any
Distribution Date, an amount equal to one-twelfth (or the actual number of days from and including the Closing Date to but excluding [__________________],
200[_] divided by 360, for the initial Distribution Date) of the Certificate
Rate multiplied by the Certificate Balance as of the close of business on the immediately preceding Distribution Date, after giving effect to all payments of principal to the Certificateholders on or prior to such Distribution Date (or, in the case of the first Distribution Date, the Certificate Balance on the
Closing Date).

      "Certificateholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Certificateholders' Percentage of the Principal
Distribution Amount or, for any Distribution Date on or after the Distribution
Date on which the outstanding principal balance of the Class A-2 Notes is reduced to zero, 100% of the Principal Distribution Amount (less any amount required on the first such Distribution Date to reduce the outstanding principal balance of the Class A-2 Notes to zero, which shall be deposited into the Note
Distribution Account).

      "Certificateholders' Percentage" means 100% minus the Noteholders'
Percentage.

      "Certificateholders' Principal Carryover Shortfall" means, as of the close of business on any Distribution Date, the excess of the Certificateholders'
Monthly Principal Distributable Amount and any outstanding Certificateholders'
Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate
Distribution Account on such current Distribution Date.

      "Certificateholders' Principal Distributable Amount" means, for any
Distribution Date, the sum of the Certificateholders' Monthly Principal
Distributable Amount for such Distribution Date and the Certificateholders'
Principal Carryover Shortfall as of the close of the preceding Distribution
Date; provided that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Final Scheduled
Distribution Date for the Certificates, the Certificateholders Principal
Distributable Amount will include, to the extent not included under the preceding sentence, the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such
Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

      "Certification" is defined in Section 4.11(d).

      "Class A-1 Interest Rate" means [______]% per annum.

      "Class A-1 Noteholders' Interest Carryover Shortfall" means, for any
Distribution Date, the excess of the Class A-1 Noteholders' Monthly Interest
Distributable Amount for the preceding Distribution Date and any outstanding
Class A-1 Noteholders' Interest Carryover

                               Appendix X, Page 4

Shortfall on such preceding Distribution Date, over the amount in respect of interest on the Class A-1 Notes that was actually paid to holders of the Class
A-1 Notes on the preceding Distribution Date, plus interest on the amount of interest due but not paid to Holders of the Class A-1 Notes on the preceding
Distribution Date, to the extent permitted by law, in an amount equal to the product of (i) the quotient of the number of days elapsed in the related
Interest Period divided by 360 multiplied by (ii) the Class A-1 Interest Rate multiplied by (iii) the amount of such interest due but not paid in respect of the Class A-1 Notes.

      "Class A-1 Noteholders' Interest Distributable Amount" means, for any
Distribution Date, the sum of (a) the Class A-1 Noteholders' Monthly Interest
Distributable Amount and (b) the Class A-1 Noteholders' Interest Carryover
Shortfall, in each case for such Distribution Date.

      "Class A-1 Noteholders' Monthly Interest Distributable Amount" means, for any Distribution Date, the product of (i) the quotient of the number of days elapsed during the related Interest Period divided by 360 multiplied by (ii) the
Class A-1 Interest Rate multiplied by (iii) the Outstanding Amount of the Class
A-1 Notes on the immediately preceding Distribution Date after giving effect to all payments of principal to the Holders of the Class A-1 Notes on or prior to such Distribution Date (or, in the case of the first Distribution Date, the
Outstanding Amount of the Class A-1 Notes on the Closing Date).

      "Class A-1 Notes" means the Class A-1 [_____]% Asset Backed Notes, substantially in the form of Exhibit D to the Indenture.

      "Class A-2 Interest Rate" means [_____]% per annum.

      "Class A-2 Noteholders' Interest Carryover Shortfall" means, for any
Distribution Date, the excess of the Class A-2 Noteholders' Monthly Interest
Distributable Amount for the preceding Distribution Date and any outstanding
Class A-2 Noteholders' Interest Carryover Shortfall on such preceding
Distribution Date, over the amount in respect of interest on the Class A-2 Notes that was actually paid to holders of the Class A-2 Notes on the preceding
Distribution Date, plus interest on the amount of interest due but not paid to
Holders of the Class A-2 Notes on the preceding Distribution Date, to the extent permitted by law, in an amount equal to the product of one-twelfth multiplied by the Class A-2 Interest Rate multiplied by the amount of such interest due but not paid in respect of the Class A-2 Notes.

      "Class A-2 Noteholders' Interest Distributable Amount" means, for any
Distribution Date, the sum of (a) the Class A-2 Noteholders' Monthly Interest
Distributable Amount and (b) the Class A-2 Noteholders' Interest Carryover
Shortfall, in each case for such Distribution Date.

      "Class A-2 Noteholders' Monthly Interest Distributable Amount" means, for any Distribution Date, the product of one-twelfth (or, in the case of the first
Distribution Date the actual number of days elapsed from and including the
Closing Date to but excluding [_________________], 200[_] divided by 360)
multiplied by the Class A-2 Interest Rate multiplied by the Outstanding Amount of the Class A-2 Notes on the immediately preceding Distribution Date after giving effect to all payments of principal to the Holders of the Class A-2 Notes on or prior to such immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Outstanding Amount of the Class A-2 Notes on
the Closing Date).

                               Appendix X, Page 5

      "Class A-2 Notes" means the Class A-2 [____]% Asset Backed Notes, substantially in the form of Exhibit E to the Indenture.

      "Clearing Agency" means an organization registered as a "clearing agency"
pursuant to Section 17A of the Exchange Act.

      "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing
Agency effects book-entry transfers and pledges of securities deposited with the
Clearing Agency.

      "Closing Date" means [_____ __], 200[_].

      "Code" means the Internal Revenue Code of 1986, as amended, and Treasury
Regulations promulgated thereunder.

      "Collateral" is defined in the Granting Clause of the Indenture.

      "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

      "Collection Period" means (a) in the case of the initial Collection
Period, the period from [but not including] the Cutoff Date to and including
[___________ __], 200[_] and (b) thereafter, each calendar month during the term of the Sale and Servicing Agreement. With respect to any Determination Date,
Deposit Date or Distribution Date, the "related Collection Period" means the
Collection Period preceding the month in which such Determination Date, Deposit
Date or Distribution Date occurs.

      "Collections" means all collections on the Receivables and any proceeds from Insurance Policies and lender's single interest insurance policies.

      "Commission" means the Securities and Exchange Commission.

      "Contract Rate" means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

      "Corporate Trust Office" means:

      (a)     as used in the Indenture, or otherwise with respect to Indenture
Trustee, the principal office of Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of the Indenture is located at [____________________________],
Attention: [________________] Telephone: [_____________]; Facsimile:
[_______________] or at such other address as Indenture Trustee may designate from time to time by notice to the Noteholders, Servicer and Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will [notify] the Noteholders and
Issuer); and

      (b)     as used in the Trust Agreement, or otherwise with respect to Owner
Trustee, the principal corporate trust office of Owner Trustee located at
[_____________]; or at such other

                               Appendix X, Page 6

address as Owner Trustee may designate by notice to the Certificateholders and
Depositor, or the principal corporate trust office of any successor Owner
Trustee (the address of which the successor owner trustee will [notify] the
Certificateholders and Depositor).

      "Custodian" means Servicer in its capacity as agent of Issuer, as custodian of the Receivable Files and any Transferor acting as agent for
Servicer for the purpose of maintaining custody of the Receivables Files.

      "Cutoff Date" means the close of business on [__________], 200[_].

      "Cutoff Date Principal Balance" means, with respect to any Receivable, the
Initial Principal Balance of such Receivable minus the sum of the portion of all payments received under such Receivable from or on behalf of the related Obligor on or prior to the Cutoff Date and allocable to principal in accordance with the terms of the Receivable.

      "Dealer" means, with respect to any Receivable, the seller of the related
Financed Vehicle.

      "Dealer Agreement" means an agreement between an Originator and a Dealer pursuant to which such Originator acquires Motor Vehicle Loans from the Dealer or gives such Dealer the right to induce persons to apply to such Originator for loans in connection with the retail sale of Motor Vehicles by such Dealer.

      "Dealer Recourse" means, with respect to any Dealer, any rights and remedies against such Dealer under the related Dealer Agreement (other than with respect to any breach of representation or warranty thereunder) with respect to credit losses on a Receivable secured by a Financed Vehicle sold by such Dealer.

      "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

      "Defaulted Receivable" means, with respect to any Collection Period, a
Receivable (other than a Purchased Receivable) which Servicer has determined to charge off during such Collection Period in accordance with its customary servicing practices; provided that any Receivable which Servicer is obligated to purchase shall be deemed to have become a Defaulted Receivable during a
Collection Period if Servicer fails to deposit the related Purchase Amount on the related Deposit Date when due.

      "Definitive Notes" is defined in Section 2.10 of the Indenture.

      "Definitive Certificates" means either or both (as the context requires)
of (a) Certificates issued in certificated, fully registered form as provided in
Section 3.11 of the Trust Agreement and (b) Certificates issued in certificated, fully registered form as provided in Section 3.13 of the Trust Agreement.

      "Delivery" when used with respect to Trust Account Property means:

                               Appendix X, Page 7

      (c)     with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments"
within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to Indenture Trustee or its nominee or custodian by physical delivery to Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a "certificated security"
(as defined in Section 8-102(4) of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, Indenture
Trustee or its nominee or custodian or endorsed in blank to a "securities intermediary" (as defined in Section 8-102(14) of the UCC) and the making by such "financial intermediary" of entries on its books and records identifying such certificated securities as belonging to Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(5) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or its nominee subject to its exclusive control, the sending of a confirmation by the financial intermediary of the purchase by Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust
Account Property to Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

      (d)     with respect to any securities issued by the U.S. Treasury, the
Federal Home Loan Mortgage Corporation or by the Federal National Mortgage
Association that is a book-entry security held through the Federal Reserve
System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and
Articles 8 and 9 of the UCC: book-entry registration of such Trust Account
Property to an appropriate book-entry account maintained with a Federal Reserve
Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to
Indenture Trustee or its nominee or custodian of the purchase by Indenture
Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to
Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                               Appendix X, Page 8

      (e)     with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to Indenture Trustee or its nominee or custodian.

      "Deposit Date" means, with respect to any Collection Period, the Business
Day preceding the related Distribution Date.

      "Depositor" means Seller in its capacity as Depositor under the Trust
Agreement.

      "Depository Agreements" mean the Certificate Depository Agreement and the
Note Depository Agreement.

      "Determination Date" with respect to any Collection Period, means the tenth day of the calendar month following such Collection Period (or, if the tenth day is not a Business Day, the next succeeding Business Day).

      "Direct Loan" means motor vehicle promissory notes and security agreements executed by an Obligor in favor of a motor vehicle lender.

      "Distribution Date" means the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day), commencing
[___________ __], 200[_].

      "Dollar" and the sign "$" mean lawful money of the United States.

      "Eligible Deposit Account" means either (a) a segregated account with an
Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United
States of America or any one of the states thereof or the District of Columbia
(or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as the long-term unsecured debt of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. Any such accounts (other than the Reserve Account) may be maintained with the Transferor, the Seller, or any of their Affiliates, if such accounts meet the requirements described in clause (a) of the preceding sentence.

      "Eligible Institution" means a depository institution (which may be
Servicer (or any Affiliate of Servicer), Owner Trustee or Indenture Trustee)
organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (a) which has (i) either a long-term senior unsecured debt rating of AA or a short-term senior unsecured debt or certificate of deposit rating of A-1+
or better by Standard & Poor's and (ii)(A) a short-term senior unsecured debt rating of A-l or better by Standard & Poor's and (B) a short-term senior unsecured debt rating of P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (b) whose deposits are insured by the Federal Deposit Insurance

                               Appendix X, Page 9

Corporation. If so qualified, Servicer, any Affiliate of Servicer, Owner Trustee
or Indenture Trustee may be considered an Eligible Institution.

      "Eligible Investments" shall mean any one or more of the following types of investments:

      (f)     direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

      (g)     demand deposits, time deposits or certificates of deposit of any depository institution (including any Affiliate of Transferor or Seller,
Indenture Trustee, Owner Trustee or any Affiliate of Indenture Trustee or Owner
Trustee) or trust company incorporated under the laws of the United States of
America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein
(which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Moody's of P-1;

      (h)     commercial paper (including commercial paper of any Affiliate of
Seller or Transferor) having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+ and from
Moody's of P-1;

      (i)     investments in money market funds (including funds for which
Indenture Trustee or Owner Trustee or any of their respective Affiliates or any of Seller's or Transferor's Affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;

      (j)     bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

      (k)     repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal)
referred to in clause (b) above; and

      (l)     any other investment with respect to which each Rating Agency has provided written notice that such investment would not cause such Rating Agency to downgrade or withdraw its then current rating of any class of Notes or the
Certificates.

      "ERISA" is defined in Section 11.12 of the Trust Agreement.

      "Event of Default" is defined in Section 5.1 of the Indenture.

                               Appendix X, Page 10

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Executive Officer" means, with respect to any corporation, the Chief
Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief
Accounting Officer, President, Executive Vice President, any Vice President, the
Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

      "Expenses" is defined in Section 8.2 of the Trust Agreement.

      "Final Scheduled Distribution Date" means for (a) the Class A-1 Notes, the
[______________] Distribution Date, (b) the Class A-2 Notes, the [_____________]
Distribution Date and (c) the Certificates, the [______________] Distribution
Date.

      "Final Scheduled Maturity Date" means the last day of the Collection
Period immediately preceding the Final Scheduled Distribution Date for the
Certificates.

      "Financed Vehicle" means a new or used automobile or light duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

      "Fitch" means Fitch, Inc., or its successor.

      "Form 8-K" is defined in Section 4.13(a).

      "Form 8-K Information" is defined in Section 4.13(e).

      "Form 10-D" is defined in Section 4.13.

      "Form 10-K" is defined in Section 4.13.

      "GAAP" is defined in Section 11.1 of the Sale and Servicing Agreement.

      "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto. Other forms of the verb "to Grant"
shall have correlative meanings.

      "Holder" means, as the context may require, a Certificateholder or a
Noteholder or both.

      "Indemnified Parties" is defined in Section 8.2 of the Trust Agreement.

      "Indenture" means the Indenture dated as of [_________ __], 200[_], between Issuer and Indenture Trustee, as the same may be amended and supplemented from time to time.

      "Indenture Trustee" means [__________________________], not in its individual capacity but as trustee under the Indenture, or any successor trustee under the Indenture.

                               Appendix X, Page 11

      "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of Issuer, any other obligor upon the
Notes, Seller, Transferor and any Affiliate of any of the foregoing Persons, (b)
does not have any direct financial interest or any material indirect financial interest (other than less than 5% of the outstanding amount of any publicly traded security) in Issuer, any such other obligor, Seller, Transferor or any
Affiliate of any of the foregoing Persons and (c) is not connected with Issuer, any such other obligor, Seller, Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

      "Independent Certificate" means a certificate or opinion to be delivered to Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of
"Independent" in the Indenture and that the signer is Independent within the meaning thereof.

      "Initial Principal Balance" means, in respect of a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and related costs, including accessories, service and warranty contracts, insurance premiums, other items customarily financed as part of retail motor vehicle loans and/or retail installment sales contracts and other fees charged by the Transferor or the applicable Dealer and included in the amount to be financed, the total of which is shown as the initial principal balance in the note and security agreement or retail installment sale contract evidencing and securing such Receivable.

      "Insolvency Event" means, for a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and
Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

      "Insurance Policies" means, all credit life and disability insurance policies maintained by the Obligors and all Physical Damage Insurance Policies.

      "Interest Period" means, with respect to any specified Distribution Date, the period from and including the Closing Date (in the case of the first
Distribution Date) and thereafter from and including the preceding Distribution
Date to but excluding such specified Distribution Date.

                               Appendix X, Page 12

      "Interest Rate" means, with respect to the (a) Class A-1 Notes, the Class
A-1 Interest Rate and (b) Class A-2 Notes, the Class A-2 Interest Rate.

      "Issuer" means [ ].

      "Issuer Order" and "Issuer Request" means a written order or request signed in the name of Issuer by any one of its Authorized Officers and delivered to Indenture Trustee.

      "Lien" means a security interest, lien, charge, pledge, preference, participation interest or encumbrance of any kind, other than liens for taxes not yet due and payable, mechanics' or materialmen's liens and other liens for work, labor or materials, and any other liens that may attach by operation of law.

      "Liquidation Proceeds" means, with respect to any Receivable that has become a Defaulted Receivable, (a) insurance proceeds received by Servicer with respect to the Insurance Policies, (b) amounts received by Servicer in connection with such Defaulted Receivable pursuant to the exercise of rights under that Receivable and (c) the monies collected by Servicer (from whatever source, including proceeds of a sale of a Financed Vehicle, a deficiency balance recovered after the charge-off of the related Receivable or as a result of any
Dealer Recourse) on such Defaulted Receivable net of any expenses incurred by
Servicer in connection therewith and any payments required by law to be remitted to the Obligor.

      "Minimum Specified Reserve Balance" with respect to any Distribution Date means the lesser of (i) $[__________] and (ii) the aggregate outstanding principal amount of the Notes and the Certificate Balance (after giving effect to any distributions on the Notes and Certificates on such Distribution Date).

      "Moody's" means Moody's Investors Service, Inc., or its successor.

      "Motor Vehicle" means a new or used automobile or light duty truck.

      "Motor Vehicle Loan" means a Direct Loan or retail installment sales contract secured by a Motor Vehicle originated by the Transferor or another financial institution.

      "Note" means a Class A-1 Note or Class A-2 Note.

      "Note Depository Agreement" means the agreement among Issuer, Servicer and
The Depository Trust Company, as the initial Clearing Agency, dated as of the
Closing Date, relating to the Notes, as the same may be amended or supplemented from time to time.

      "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing
Agreement.

      "Noteholder" means the Person in whose name a Note is registered on the
Note Register.

      "Note Owner" means, with respect to a Book-Entry Note, the person who is the owner of such Book Entry Note, as reflected on the books of the Clearing
Agency, or on the books of a Person maintaining an account with such Clearing
Agency (directly as a Clearing Agency

                               Appendix X, Page 13

Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Note Pool Factor" for each class of Notes as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the outstanding principal balance of such class of Notes divided by the original outstanding principal balance of such class of Notes. The Note Pool Factor for each class of
Notes will be 1.0000000 as of the Cutoff Date; thereafter, the Note Pool Factor for each class of Notes will decline to reflect reductions in the outstanding principal balance of such class of Notes.

      "Noteholders' Distributable Amount" means, for any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders'
Interest Distributable Amount.

      "Noteholders' Interest Carryover Shortfall" means, for any Distribution
Date, the excess of the Noteholders' Monthly Interest Distributable Amount for
the preceding Distribution Date and any outstanding Noteholders' Interest
Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest at the Note Pool Factor that is actually deposited in the
Note Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, in an amount equal to the product of one-twelfth multiplied by the Note Pool Factor multiplied by the amount of such excess.

      "Noteholders' Interest Distributable Amount" means, for any Distribution
Date, the sum of (a) the Class A-1 Noteholders' Interest Distributable Amount
and (b) the Class A-2 Noteholders' Interest Distributable Amount for such
Distribution Date.

      "Noteholders' Monthly Principal Distributable Amount" means, for any
Distribution Date, the Noteholders' Percentage of the Principal Distribution
Amount.

      "Noteholders' Percentage" means 100% until the point in time at which the
Class A-1 Notes and Class A-2 Notes have been paid in full and zero thereafter.

      "Noteholders' Principal Carryover Shortfall" means, as of the close of business on any specified Distribution Date, the excess of the Noteholders'
Monthly Principal Distributable Amount for such Distribution Date and any outstanding Noteholders' Principal Carryover Shortfall from the Distribution
Date preceding the specified Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on the specified Distribution Date.

      "Noteholders' Principal Distributable Amount" means, for any Distribution
Date, the sum of the Noteholder's Monthly Principal Distributable Amount for
such Distribution Date and the Noteholders' Principal Carryover Shortfall as of
the close of business on the preceding Distribution Date; provided that the
Noteholders' Principal Distributable Amount shall not exceed the aggregate outstanding principal balance of the Notes. In addition, on the Final Scheduled
Distribution Date of each class of Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to be paid to Noteholders of such class to reduce the Outstanding Amount of such class of Notes to zero.

                               Appendix X, Page 14

      "Note Register" and "Note Registrar" are defined in Section 2.4 of the
Indenture.

      "Obligor" means, with respect to a Receivable, the borrower or co-borrowers under the related Receivable and any co-signer of the Receivable or other Person who owes or may be primarily or secondarily liable for payments under such Receivable.

      "Officer's Certificate" means (a) for purposes of the Indenture, a certificate signed by any Authorized Officer of Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.1 of the Indenture and TIA Section 314, and delivered to Indenture
Trustee; and (b) otherwise, a certificate signed by the chairman, the president, any vice president or the treasurer of Seller or Servicer, as the case may be, and delivered to Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of Issuer.

      "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to Issuer and who shall be satisfactory to Issuer, Owner Trustee or
Indenture Trustee, as applicable, and which opinion or opinions shall be addressed to Issuer, Owner Trustee or Indenture Trustee, as applicable and shall be in form and substance satisfactory to the Issuer, Owner Trustee and Indenture
Trustee, as applicable.

      "Original Pool Balance" means the Pool Balance as of the Cutoff Date, which is $[_____________].

      "Originator" means, with respect to any Direct Loan or retail installment sales contract, the Transferor that was the lender with respect to such Direct
Loan or that acquired such Direct Loan or retail installment sales contract from a Dealer or other Person.

      "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

      (m)     Notes theretofore canceled by Note Registrar or delivered to Note
Registrar for cancellation;

      (n)     Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with Indenture Trustee or any
Paying Agent in trust for the Holders of such Notes (provided that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to Indenture Trustee); and

      (o)     Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether the Holders of the requisite Outstanding
Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by
Issuer, any other obligor upon the Notes, Transferor or any Affiliate of any of the foregoing Persons shall be disregarded and

                               Appendix X, Page 15

deemed not to be Outstanding, except that, in determining whether Indenture
Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a
Responsible Officer of Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not Issuer, any other obligor upon the Notes, Transferor or any Affiliate of any of the foregoing
Persons.

      "Outstanding Amount" means the aggregate principal amount of all Notes, or class of Notes, as applicable, Outstanding at the date of determination.

      "Owner" means each Person who is the beneficial owner of a Book Entry
Certificate as reflected in the records of the Clearing Agency or if a Clearing
Agency Participant is not the Owner, then as reflected in records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

      "Owner Trust Estate" means all right, title and interest of Issuer in and to the property and rights assigned to Issuer pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust
Accounts and the Certificate Distribution Account and all other property of
Issuer from time to time, including any rights of Owner Trustee and Issuer pursuant to the Sale and Servicing Agreement.

      "Owner Trustee" means [___________________], a Delaware banking corporation, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee hereunder.

      "Payaheads" means early payments by or on behalf of Obligors on
Precomputed Receivables which, in accordance with the Servicer's customary practices, do not constitute scheduled payments or full prepayments and are applied to principal and interest in a subsequent period.

      "Payahead Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

      "Paying Agent" means (a) when used in the Indenture or otherwise with respect to the Notes, Indenture Trustee or any other Person that meets the eligibility standards for Indenture Trustee specified in Section 6.11 of the
Indenture and is authorized by Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of Issuer; and (b) when used in the Trust Agreement or otherwise with respect to the Certificates, Owner
Trustee or any other paying agent or co-paying agent appointed pursuant to
Section 3.9 of the Trust Agreement.

      "Person" means a legal person, including any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                               Appendix X, Page 16

      "Physical Damage Insurance Policy" means a theft and physical damage insurance policy maintained by the Obligor under a Receivable, providing coverage against loss or damage to or theft of the related Financed Vehicle.

      "Physical Property" is defined in the definition of "Delivery" above.

      "Pool Balance" means, at any time, the aggregate Principal Balance of the
Receivables (excluding Purchased Receivables and Defaulted Receivables) at such time.

      "Precomputed Receivable" means (i) an Actuarial Receivable, (ii) a Rule of
78's Receivable or (iii) a Sum of Periodic Balances Receivable.

      "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

      "Principal Balance" means, as of any time, for any Receivable, the principal balance of such Receivable under the terms of the Receivable determined in accordance with the Servicer's customary practices.

      "Principal Distribution Amount" means, for any Distribution Date, the sum of (a) the Available Principal for such Distribution Date and (b) the aggregate amount of Realized Losses for the related Collection Period.

      "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

      "Purchase Agreement" means each agreement dated as of [_________ __],
200[_] between the Transferor and Seller under which the Transferor sells
Receivables to Seller.

      "Purchase Amount" of any Receivable means, with respect to any Deposit
Date and the last day of the related Collection Period, an amount equal to the sum of (a) the outstanding Principal Balance of such Receivable as of the last day of such Collection Period and (b) the amount of accrued and unpaid interest on such Principal Balance at the related Contract Rate from the date a payment was last made by or on behalf of the Obligor through and including the last day of such Collection Period, in each case after giving effect to the receipt of monies collected on such Receivable in such Collection Period.

      "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by Servicer pursuant to Section
4.7 of the Sale and Servicing Agreement or repurchased by Seller pursuant to
Section 3.3 of the Sale and Servicing Agreement.

      "Rating Agencies" means [Moody's, Standard & Poor's and Fitch.]

                               Appendix X, Page 17

      "Rating Agency Condition" means, with respect to any action, that each
Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that none of the Rating Agencies shall have notified Transferor, Seller, Servicer, Owner
Trustee or Indenture Trustee in writing that such action will, in and of itself, result in a reduction or withdrawal of the then current rating of any class of
Notes, or the Certificates.

      "Realized Losses" means, for any Collection Period, the aggregate
Principal Balances of any Receivables that became Defaulted Receivables during such Collection Period.

      "Receivable" means each Motor Vehicle Loan described in the Schedule of
Receivables, but excluding (i) Defaulted Receivables to the extent the Principal
Balances thereof have been deposited in the Collection Account and (ii) any
Purchased Receivables.

      "Receivable Files" is defined in Section 3.4 of the Sale and Servicing
Agreement.

      "Record Date" means, with respect to any Distribution Date or Redemption
Date, the close of business on the day immediately preceding such Distribution
Date or Redemption Date; or, if Definitive Notes or Definitive Certificates have been issued, the last day of the month preceding such Distribution Date.

      "Redemption Date" means, in the case of a redemption of the Notes pursuant to Section 10.1(a) of the Indenture or a payment to Noteholders pursuant to
Section 10.1(b) of the Indenture, the Distribution Date specified by Servicer or
Issuer pursuant to such Section 10.1(a) or (b).

      "Redemption Price" means (a) in the case of a redemption of the Notes pursuant to Section 10.1(a) of the Indenture, an amount equal to the unpaid principal amount of the then outstanding Class A-2 Notes plus accrued and unpaid interest thereon to but excluding the Redemption Date, (b) in the case of a payment made to Noteholders pursuant to Section 10.1(b) of the Indenture, the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) or (c) in the case of a redemption of the
Certificates pursuant to Section 9.1 of the Trust Agreement, an amount equal to the Certificate Balance of the Certificates plus accrued interest thereon but excluding such Redemption Date.

      "Regulation AB" shall mean Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      "Relevant Servicing Criteria" is the Servicing Criteria applicable to the various parties, as set forth on Exhibit F attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Trustee or the Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to the Trustee or the
Servicer.

      "Reportable Event" is defined in Section 4.13(e).

      "Required Rating" means a rating with respect to short term deposit obligations of at least P-1 by Moody's and at least A-1 by Standard & Poor's.

      "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.8 of the Sale and Servicing Agreement.

                              Appendix X, Page 18

      "Reserve Account Deposit" means an amount equal to $[__________].

      "Reserve Account Property" means the Reserve Account, the Reserve Account
Deposit and all proceeds of the Reserve Account and the Reserve Account Deposit,
including all securities, investments, general intangibles, financial assets and investment property from time to time credited to and any security entitlement to the Reserve Account.

      "Reserve Account Transfer Amount" means, with respect to any Distribution
Date, an amount equal to the lesser of (a) the amount of cash or other immediately available funds on deposit in the Reserve Account on such
Distribution Date (before giving effect to any withdrawals therefrom relating to such Distribution Date) or (b) the amount, if any, by which (i) the sum of the
Servicing Fee for the related Collection Period and all accrued and unpaid
Servicing Fees for prior Collection Periods, the Noteholders' Interest
Distributable Amount, the Certificateholders' Interest Distributable Amount, the
Noteholders' Principal Distributable Amount and the Certificateholders'
Principal Distributable Amount for such Distribution Date exceeds (ii) the sum of the Available Interest and the Available Principal for such Distribution
Date.

      "Responsible Officer" means, with respect to Indenture Trustee, any officer within the Corporate Trust Office of Indenture Trustee, including any
Vice President, Assistant Vice President, Assistant Treasurer, Assistant
Secretary, or any other officer of Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Rule of 78's Receivable" means a Receivable that provides for the payment by the Obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated at the stated Contract Rate for the term of the Receivable and allocated to each monthly payment based upon a fraction, the numerator of which is the number of payments scheduled to have been made prior to the due date for such monthly payment on such Receivable and the denominator of which is the sum of all such numbers of payments to be made until the maturity of such Receivable.

      "Sale and Servicing Agreement" means the Sale and Servicing Agreement among Issuer, Indenture Trustee, [____________], as Servicer, and BAS
Securitization LLC, as Seller, dated as of [________], 200[_], as the same may be amended and supplemented from time to time.

      "Schedule of Receivables" means, with respect to the Motor Vehicle Loans to be conveyed to Seller by the Transferor and to Issuer by Seller, the list identifying such Motor Vehicle Loans delivered to Indenture Trustee at the
Closing.

      "Secretary of State" means the Secretary of State of the State of [ ].

      "Securities Intermediary" is defined in Section 5.8 of the Sale and
Servicing Agreement.

                              Appendix X, Page 19

      "Security Agreement" means the agreement dated as of [______________],
200[_] between the Transferor and the Indenture Trustee under which the
Transferor grants a security interest in its Receivables and certain other property described therein to the Indenture Trustee.

      "Seller" means BAS Securitization LLC, a Delaware limited liability company, and any successor pursuant to Section 6.4 of the Sale and Servicing
Agreement.

      "Servicer" means [_____________] and each Successor Servicer.

      "Servicer Termination Event" means an event specified in Section 8.1 of the Sale and Servicing Agreement.

      "Servicer's Report" means a report of Servicer delivered pursuant to
Section 4.9 of the Sale and Servicing Agreement, substantially in the form of
Exhibit A to that agreement.

      "Servicing Criteria" means the "servicing criteria" set forth in Item
1122(d) of Regulation AB, as such may be amended from time to time, which as of the Closing Date are listed on Exhibit F hereto.

      "Servicing Fee" is defined in Section 4.8 of the Sale and Servicing
Agreement.

      "Servicing Fee Rate" means [1.00]% per annum.

      "Simple Interest Method" means the method of allocating a fixed level payment monthly installments between principal and interest, pursuant to which such payment is allocated first to accrued and unpaid interest at the Contract
Rate on the unpaid principal balance and the remainder of such payment is allocable to principal.

      "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

      "Specified Reserve Account Balance" means, for any Distribution Date, the greater of (a) [___]% of the sum of the aggregate outstanding principal amount of each class of Notes plus the outstanding Certificate Balance on such
Distribution Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on or prior to such
Distribution Date) and (b) the Minimum Specified Reserve Balance as of such
Distribution Date.

      "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

      "State" means any one of the 50 states of the United States of America or the District of Columbia.

      "Successor Servicer" is defined in Section 3.7(e) of the Indenture.

      "Sum of Periodic Balances Receivable" means a Receivable that provides for the payment by the Obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated at the stated Contract Rate for the term of the Receivable and

                              Appendix X, Page 20

allocated to each monthly payment based upon a fraction, the numerator of which is the principal balance of such Receivable immediately prior to the due date for such monthly payment and the denominator of which is the sum of all principal balances for each monthly payment to be made until the maturity of such Receivable.

      "Supplemental Servicing Fee" is defined in Section 4.8 of the Sale and
Servicing Agreement.

      "Total Distribution Amount" means, for each Distribution Date, the sum of
(a) the Available Interest, (b) the Available Principal and (c) the Reserve
Account Transfer Amount, in each case in respect of such Distribution Date.

      "Transferor" means each [____________________________________].

      "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code.

      "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

      "Trust Accounts" is defined in Section 5.1 of the Sale and Servicing
Agreement.

      "Trust Agreement" means the Trust Agreement dated as of [_______ __],
200[_], between Seller and Owner Trustee, as the same may be amended and supplemented from time to time.

      "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to Indenture Trustee), including all proceeds thereof.

      "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

      "Trust Property" shall have the meaning set forth in Section 2.1 of the
Sale and Servicing Agreement.

      "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

                               Appendix X, Page 21